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                             PARTICIPATION AGREEMENT

                            dated as of June 1, 2000


                                      among

                          SWEETHEART CUP COMPANY INC.,
                                   as Lessee,


                      GENERAL ELECTRIC CAPITAL CORPORATION

                       MDFC EQUIPMENT LEASING CORPORATION

                         DANA LEASE FINANCE CORPORATION

                           FINOVA CAPITAL CORPORATION

                GENERAL FOODS CREDIT INVESTORS NO. 3 CORPORATION

                                       and

             TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION,
                          each as an Owner Participant,


                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,
                         not in its individual capacity
                       except as expressly stated herein,
                          but solely as Owner Trustee,

                                       and


                            SWEETHEART HOLDINGS INC.,
                                  as Guarantor

                                   relating to

                             Manufacturing Equipment

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

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE I Definitions and Rules of Usage.......................................1

ARTICLE II Closing.............................................................1

SECTION 2.01.   Agreements To Participate......................................1
SECTION 2.02.   Reserved.......................................................2
SECTION 2.03.   Payments on Closing Date.......................................2
SECTION 2.04.   Time and Place of Closing, Notice..............................2

ARTICLE III Closing Conditions.................................................4

SECTION 3.01.   Conditions Precedent to Participations in Lessor's Cost........4
SECTION 3.02.   Conditions Precedent to the Obligations of Lessee.............11

ARTICLE IV Representations and Warranties.....................................13

SECTION 4.01.   Representations and Warranties of Lessee......................13
SECTION 4.02.   Representations and Warranties of Guarantor...................18
SECTION 4.03.   Representations and Warranties of the Owner Participants......20
SECTION 4.04.   Representations and Warranties of Owner Trustee...............21

ARTICLE V Covenants...........................................................23

SECTION 5.01.   No Lessor Liens...............................................23
SECTION 5.02.   Further Assurances, etc.......................................23
SECTION 5.03.   Lessee To Defend Rights of Owner Trustee......................24
SECTION 5.04.   Business of Owner Trustee.....................................24
SECTION 5.05.   Trust Agreement...............................................24
SECTION 5.06.   Books and Records.............................................24
SECTION 5.07.   Financial Information.........................................25
SECTION 5.08.   Other Notices of Lessee.......................................26
SECTION 5.09.   Indebtedness..................................................27
SECTION 5.10.   Restricted Payments...........................................27
SECTION 5.11.   Merger of Lessee or Guarantor.................................34
SECTION 5.12.   Compliance with Law...........................................36
SECTION 5.13.   Collateral Identification.....................................36

ARTICLE VI General Indemnity..................................................36

SECTION 6.01.   General Indemnity.............................................36
SECTION 6.02.   Subrogation; Waiver...........................................38
SECTION 6.03.   Claims........................................................38

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)

                                                                            Page
                                                                            ----

ARTICLE VII General Tax Indemnity.............................................40

SECTION 7.01.   General Tax Indemnity.........................................40
SECTION 7.02.   Contest.......................................................44
SECTION 7.03.   Reports.......................................................46
SECTION 7.04.   Forms, etc....................................................47
SECTION 7.05.   Records.......................................................47

ARTICLE VIII Expenses.........................................................47

SECTION 8.01.   Transaction Expenses..........................................47
SECTION 8.02.   Fees and Expenses of Trustee and Tax Matters Partner..........47
SECTION 8.03.   Amendments, Waivers, Etc......................................47

ARTICLE IX Recomputation of Basic Rent,EBO Payment Amounts,
           Stipulated Loss Values.............................................48

SECTION 9.01.   Making of Adjustments.........................................48
SECTION 9.02.   Stipulated Loss Values: EBO Prices............................48
SECTION 9.03.   Computation of Adjustments....................................49
SECTION 9.04.   Tax Assumption Changes........................................49

ARTICLE X Transfers...........................................................49

SECTION 10.01.  Transfer of Owner Participant's Interest......................50
SECTION 10.02.  Transfer of Owner Trustee's Interest..........................51

ARTICLE XI Reserved...........................................................51

ARTICLE XII Owner Trustee.....................................................51

SECTION 12.01.  Change of Situs of Owner Trust................................51
SECTION 12.02.  Removal of Owner Trustee......................................52

ARTICLE XIII Miscellaneous....................................................52

SECTION 13.01.  Documentary Conventions.......................................52
SECTION 13.02.  Confidentiality...............................................52
SECTION 13.03.  Owner Trustee Not Acting in Individual Capacity...............53
SECTION 13.04.  Quiet Enjoyment...............................................53
SECTION 13.05.  Intercreditor Agreement.......................................53
SECTION 13.06.  Reports.......................................................54

                                TABLE OF CONTENTS
                                -----------------

Appendix A     -   Definitions and Rules of Usage
Schedule I     -   Names and Addresses
Schedule II    -   Commitment Percentage
Schedule III   -   Schedule of Filings and Recordings
Schedule IV    -   Litigation
Schedule V     -   Environmental Notices
Schedule VI    -   Scheduled Payments
Schedule VII   -   Permitted Encumbrances
Exhibit A      -   Form of Warranty Bill of Sale
Exhibit B      -   Reserved
Exhibit C      -   Form of Opinion of Lessee's and Guarantor's Special Counsel
Exhibit D-1    -   Form of Opinion of Lessee's and Guarantor's General Counsel
Exhibit D-2    -   Form of Opinion of Owner Trustee's Special Counsel
Exhibit D-3    -   Form of Opinion of Owner Participant's Special Counsel
Exhibit D-4    -   Form of Opinion of Special Local Counsel
Exhibit E-1    -   Form of Owner Participant Transfer Agreement
Exhibit E-2    -   Form of Guarantee

                             PARTICIPATION AGREEMENT


                  THIS PARTICIPATION AGREEMENT (this "Agreement") is entered into as of June 1, 2000 among (i) Sweetheart Cup Company Inc., a Delaware corporation, as Lessee ("Lessee"); (ii) General Electric Capital Corporation, a New York corporation, MDFC Equipment Leasing Corporation, a Delaware corporation, Dana Lease Finance Corporation, a Delaware corporation, FINOVA Capital Corporation, a Delaware corporation, General Foods Credit Investors No. 3 Corporation, a Delaware corporation, and Transamerica Equipment Financial Services Corporation, a Delaware corporation, each as an Owner Participant
("Owner Participants"); (iii) State Street Bank and Trust Company of Connecticut, National Association, a national banking association, not in its individual capacity, except as expressly stated herein, but solely in its capacity as Owner Trustee; and (iv) Sweetheart Holdings Inc., a Delaware corporation, as Guarantor ("Guarantor").

                  The parties hereto agree as follows:

                                    ARTICLE I

                         Definitions and Rules of Usage
                         ------------------------------

                  Unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Appendix A, which also contains rules of usage.

                                   ARTICLE II

                                     Closing
                                     -------

                  SECTION 2.01. Agreements To Participate. In reliance on the agreements, representations and warranties herein contained or made pursuant hereto, and subject to the terms and conditions hereinafter set forth:

                  (a) Owner Participant's Commitment. Each Owner Participant will participate in the payment of Lessor's Cost of the Equipment delivered on the Closing Date by making on the Closing Date an equity contribution to Owner Trustee in an amount equal to the product of such Owner Participant's Commitment Percentage and Lessor's Cost of such Equipment, such investment to be evidenced by an Owner Certificate; provided, that the aggregate equity investment (excluding fees and expenses) of the Owner Participants for all Equipment shall not exceed $212,300,000. Each such participation of an Owner Participant (or, as the context may require, such Owner Participant's obligation so to participate, as the case may be) is hereinafter called such party's "Commitment."

                  (b) Purchase. On the Closing Date, Owner Trustee will pay to or for the account of Lessee an aggregate amount equal to Lessor's Cost of the Equipment to be delivered on the Closing Date, and upon receipt thereof Lessee shall sell, convey and assign all of Lessee's right, title and interest to such Equipment to Owner Trustee, and Owner Trustee shall purchase and take title to and accept delivery of such Equipment and pay Transaction Expenses.

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                  (c) Lease.  Simultaneously  with the purchase of the Equipment to be delivered on the Closing Date, each Owner Participant, Owner Trustee and Lessee shall enter into each of the Operative Documents to which it is a party and Owner Trustee shall lease such Equipment to Lessee pursuant to the terms and conditions of the Lease.

                  SECTION 2.02.  Reserved.

                  SECTION 2.03. Payments on Closing Date. Subject to the terms and conditions of this Agreement, at or before the time of delivery of the Equipment to be delivered on the Closing Date, each Owner Participant will make available the amount of its Commitment applicable to the Equipment through wire transfer in Federal or other funds immediately available on the Closing Date to the account of Trust Company specified in Schedule I, to be held in trust by Owner Trustee for such Owner Participant until, following receipt of all such funds referred to in Section 2.01(a) and at the direction of each Owner Participant, Owner Trustee pays, on the Closing Date, the amount required to be paid by Owner Trustee pursuant to Section 2.01(b) on the Closing Date through wire transfer in Federal or other funds immediately available to or for the account of Lessee specified in Schedule I or as otherwise directed in writing by Lessee.

                  SECTION 2.04. Time and Place of Closing, Notice. (a) The closing of the transactions contemplated by this Participation Agreement shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York at 10:00 a.m. on the Closing Date.

                  (b) Lessee shall give each Owner Participant and Owner Trustee at least 2 Business Days' prior written notice of the Closing Date ("Closing Notice"). Any such notice shall specify (i) the Equipment to be delivered on the Closing Date, (ii) the amount of the Lessor's Cost for such Equipment, (iii) the amount of each Owner Participant's Commitment for such Equipment, (iv) the Basic Term of the Lease for such Equipment, (v) the location of such Equipment, and
(vi) the aggregate amount of Transaction Expenses.

                  (c) Each Owner Participant shall promptly after receipt of Lessee's Closing Notice calculate the Owner Participant Basic Rent Percentages, Owner Participant's SLV Percentages and Owner Participant's EBO Price Percentages and Owner Participant's EBO Amount Percentages applicable to such Owner Participant, taking into account the scheduled Closing Date and aggregate Transaction Expenses set forth in such notice, any Tax Assumption Change enacted after May 3, 2000 and prior to receipt of Lessee's Closing Notice (notice of which was given by Lessee or such Owner Participant pursuant to Section 9.04) and any other change in the assumptions on which Basic Rent, Stipulated Loss Values or EBO Payment Amounts are based. Such calculation shall utilize the same economic and tax assumptions (except for the specified changes above), methodology and constraints as originally used by such Owner Participant in calculating the economics submitted to Lessee and agreed to by Lessee and such Owner Participant shall adjust such Owner Participant's Economics to reflect any changes in the Index Rate from the level originally agreed with Lessee and otherwise preserve such adjusted Owner Participant's Economics and, consistent therewith, shall minimize the Implicit

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
Interest Rate applicable to such Owner Participant. Upon approval by Lessee, the resulting schedules of Owner Participant Basic Rent Percentages, Owner Participant SLV Percentages and Owner Participant EBO Price Percentage for each Owner Participant shall be set forth in an appropriate schedule to the Lease Supplement to be delivered on the Closing Date. If the Closing Date is later than the scheduled date notified by Lessee, then Lessee agrees to pay each Owner Participant any funding breakage which such Owner Participant may sustain or incur as a consequence of the delay in the Closing Date other than any expense of such Owner Participant which is a consequence of such Owner Participant's breach. If such Owner Participant actually transmits the required funds under this Section 2.03 to Owner Trustee on or before such scheduled closing date, such payment shall be in the amount equal to the excess, if any, of (i) the amount of interest which would have accrued on each Owner Participant's Commitment at the Applicable Rate over (ii) interest on such Owner Participant's funds for the period (if any) from and including such scheduled closing date to but, as to all or a portion of such funds, excluding the earlier of (A) the date on which such funds, or the relevant portion thereof, are disbursed for the purchase of Equipment pursuant to Section 2.03 and (B) the date such funds, or the relevant portion thereof, are returned to such Owner Participant (which shall in no event occur later than 5 Business Days following such scheduled closing date) or in each case the following Business Day if such funds were not returned on or before 12:00 noon (New York City time) on such date; provided that the delay is not caused by a breach by such Owner Participant. Such interest payable pursuant to clause (ii) above, shall accrue on the amount of such funds at the Applicable Rate and shall be paid on the applicable date set forth in clause (A) or (B) of the immediately preceding sentence.

                  (d) Funds held by Owner Trustee before the Closing Date pursuant to Section 2.03 shall be held in trust for the account of the Owner Participant delivering such funds. Owner Trustee shall invest and reinvest funds received at the sole discretion of, for the account of, and at the risk of Lessee, in any Permitted Investment selected by Lessee in writing that is due and payable on the Business Day immediately succeeding the date of such investment. To the extent that such earnings are not in excess of any interest and other amounts due and payable by Lessee to such Owner Participant under
Section 2.04(c), any earnings on the investment of such funds (including interest) will be paid to such Owner Participant toward the payment of such interest due and payable, and Lessee will pay any shortfall. To the extent that such earnings are in excess of any interest and other amounts due and payable by Lessee to such Owner Participant under Section 2.04(c), such excess earnings will be paid to Lessee. In the absence of any such direction by Lessee, Owner Trustee shall invest and reinvest such funds in a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which is limited to United States government and United States Agency obligations due and payable on the Business Day immediately succeeding the date of such investment or reinvestment. Lessee shall promptly upon presentation by Owner Trustee of an invoice reimburse Owner Trustee or such Owner Participant for any loss, cost or expense incurred as a result of the investment or transfer of funds by Owner Trustee in accordance with the terms of this Section 2.04(d). The duties of Owner Trustee with respect to the investment and payment of funds are limited to those specifically set forth herein. Owner Trustee shall incur no liability hereunder except for its gross negligence, willful misconduct or its negligence relating to the holding or disposing (but not selecting or investing) of funds hereunder. Owner Trustee shall hold such funds in trust for such

Owner Participant and shall give such funds the degree of care it gives other similar property held in such capacity. Owner Trustee shall have no responsibility to determine the authenticity or validity of any written notice, instruction, opinion of counsel, request or other document delivered to it and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and reasonably believed by it to be genuine and purporting to have been signed by the proper party or parties. Upon making payment of funds received pursuant to this Section 2.04(d), Owner Trustee shall have no further liability under this Section 2.04(d) for any amount so paid. The Trust Company is hereby authorized, in making or disposing of any investment by the Owner Trustee permitted hereunder, to deal with itself (as Trust Company) or with any one or more of its Affiliates, whether it or such Affiliate is acting as an agent of the Trust Company or for any third person or dealing as principal for its own account.

                                   ARTICLE III

                               Closing Conditions
                               ------------------

                  SECTION 3.01. Conditions Precedent to Participations in Lessor's Cost. The obligation of each Owner Participant to make available its Commitment and participate in the payment of Lessor's Cost on the Closing Date with respect to the Equipment delivered on the Closing Date shall be subject to the satisfaction of, or waiver by, each such Owner Participant prior to or on the Closing Date of the following conditions precedent (except that the obligation of any party shall not be subject to such party's own performance or compliance):

                  (a) Notice, Commitments of Other Participants. Each Owner Participant shall have received the Closing Notice required by the first sentence of Section 2.04(b). On the Closing Date, each of the other Owner Participants shall have made available to Owner Trustee the full amount of its respective Commitment pursuant to Section 2.01.

                  (b) Disclosure of Debt. On or prior to the Closing Date, a notice of redemption shall have been provided to the trustee under the indenture governing the 9 5/8% Senior Secured Notes Due 2000 (the "Senior Secured Notes Trustee"), initially issued by Cup Acquisition Corporation (now known as Sweetheart Cup Company Inc.), and all liens thereunder shall be released and discharged. A copy of such notice shall have been provided to each Owner Participant. The arrangements with the Senior Secured Notes Trustee with respect to the redemption of the 9 5/8% Senior Secured Notes Due 2000 shall be acceptable to the Owner Participants.

                  (c) Receipt. On the Closing Date, Lessee shall have duly executed and delivered to Owner Trustee a separate instrument acknowledging receipt of funds in the amount of Lessor's Cost for the Equipment delivered on the Closing Date.

                  (d) Authorization, Execution and Delivery of Operative Documents. On or prior to the Closing Date, the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect on the Closing Date without any event or condition having occurred or existing which constitutes, or with the giving of notice or lapse of time or both would constitute, a default thereunder or breach thereof or would give any party thereto the right to terminate any provision thereof or not to perform its obligations thereunder:

                  (i)    this Participation Agreement;

                  (ii) a Tax Indemnity Agreement between Lessee and each Owner Participant;

                  (iii) the Lease, as supplemented by a Lease Supplement dated the Closing Date, such Lease Supplement covering all Equipment delivered on the Closing Date and containing separate schedules relating to each Owner Participant;

                  (iv)   the Trust Agreement;

                  (v) a full warranty bill of sale for the Equipment, in substantially the form set out in Exhibit A hereto;

                  (vi)   the Guarantee;

                  (vii) a Site Lease and a Site Sublease for each Site where Equipment is located on the Closing Date;

                  (viii) the Security Agreement;

                  (ix)   the Guarantor Security Agreement;

                  (x)    the Patent Security Agreement;

                  (xi)   the Trademark Security Agreement;

                  (xii)  the Owner Trustee Parent Guarantee;

                  (xiii) Landlord's Waivers relating to PPE Collateral;

                  (xiv) an Intercreditor Agreement with the Credit Agent and Collateral Agent (as such terms are defined therein);

                  (xv)   the Pledge Agreement;

                  (xvi)  the Parent Pledge Agreement;

                  (xvii) a Mortgage relating to each element of PPE Collateral constituting owned real property or an interest therein;

                  (xviii) Internal Revenue Service Form 8264 regarding tax shelter registration;

                  (xix)  EH&S Letter; and

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
                  (xx) State sales tax exemption forms for the States of Illinois, Maryland and Texas.

                  (e) Appraisal. On or before the Closing Date, the Appraiser shall have prepared and delivered to each Owner Participant, an appraisal from such Appraiser addressed to such Owner Participant and dated the Closing Date, in form and substance satisfactory to such Owner Participant in its sole discretion, stating:

                  (i) the fair market value of the Equipment as of the Closing Date, provided, that such fair market value of the Equipment shall not be less than Lessor's Cost of the Equipment;

                  (ii) the Basic Term of the Lease for the Equipment as of the Closing Date does not exceed 80% of the remaining economic useful life of such Equipment;

                  (iii) the fair market value of the Equipment as of the date of expiration of the Basic Term of the Lease for such Equipment (determined (A) assuming that the Equipment is returned pursuant to the provisions of Section 8.01 of the Lease and (B) without including in such value any increase or decrease for inflation or deflation during and the Basic Term), which value shall be at least equal to 20% of the Lessor's Cost of the Equipment;

                  (iv) the fair market value of the Equipment as of the date on which Lessee may purchase the Equipment pursuant to Section 16.01 of the Lease (determined (A) assuming that the Equipment is returned pursuant to the provisions of Section 8.01 of the Lease and (B) by including in such value a reasonable allowance for any inflation or deflation reasonably expected to occur through the EBO Payment Date for such Equipment) will not exceed the applicable EBO Payment Amount for the Equipment;

                  (v) at the expiration of the Basic Term of the Lease for the Equipment, it will be commercially feasible for the Owner Participants or another Person unrelated to Lessee to use the Equipment (assuming that the Equipment is returned pursuant to the provisions of Section
         8.01 of the Lease);

                  (vi) Lessee will be under no economic compulsion to buy the Equipment on the Early Buy-Out Date when the purchase is compared to continuing the Lease and buying the Equipment at the end of the Basic Term (such analysis to factor in any costs attendant to adhering to Section 8.01 of the Lease);

                  (vii) as of the Closing Date, the Equipment would not require improvements, modifications, or additions to render it complete for its intended purpose and use by Lessee or any other Person;

                  (viii) it is reasonably expected that Lessee's option to renew the Lease will not be exercised;

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
                  (ix)  the Equipment is not limited use property;

                  (x) in the Appraiser's view, no other circumstances exist that would compel Lessee to exercise the Early Buy-Out Option; and

                  (xi) any other information reasonably requested by any Owner Participant.

Each Owner Participant shall also receive a copy of an appraisal, satisfactory to it, of the Equipment and the PPE Collateral prepared by Valuation Research Corporation which will demonstrate (i) a fair market value in place/in use of no less than $571,000,000 and (ii) an orderly liquidation value in place of the Equipment and the PPE Collateral of no less than $315,000,000.

                  (f) Filings and Recordings. On or before the Closing Date, all filings and recordings necessary or, in the reasonable opinion of the Owner Participants, or Owner Participant's Special Counsel, advisable (x) to perfect or evidence the right, title and interest of Lessor in the Equipment and (y) to perfect or evidence any leasehold interest, security interest or other rights intended to be created pursuant to the Operative Documents (including the perfection of the lien on the PPE Collateral) (all filing and recordation fees payable in connection therewith to be for the account of Lessee) and other actions reasonably requested by any Owner Participant shall have been duly made or taken, or documents necessary for such filings and recordings shall have been prepared and available for filing on the Closing Date, including, without limitation, the filings and recordings described in Schedule III hereto, in form and substance reasonably satisfactory to the Owner Participants.

                  (g) Certificates. On the Closing Date, each Owner Participant (except in respect of clause (iii) below) and Owner Trustee (except in respect of clause (iv) below) shall have received an Officer's Certificate, dated the Closing Date, of:

                  (i) Lessee Certificates. Lessee (A) confirming that (w) the representations and warranties of Lessee contained in the Operative Documents are true and correct on and as of the Closing Date (except to the extent that they relate to a different time in which case such representation and warranties shall have been true and correct on and as of such time), (x) no event or condition has occurred and is continuing, or would result from the consummation of the Transactions, that constitutes a Lease Default or a Lease Event of Default, (y) no Event of Loss (or event which, with the passage of time, would constitute an Event of Loss under clause (a) or (d) of the definition thereof) with respect to the Equipment to be transferred to Lessor has occurred and is in existence on the Closing Date and (z) after giving effect to the sale of the Equipment pursuant to the Bill of Sale, Owner Trustee will have good and valid title to such Equipment, free and clear of Liens, except Permitted Liens, (B) attaching and certifying as true and correct (x) the Organic Documents of Lessee, (y) a copy of the resolutions by the unanimous consent of the board of directors of Lessee at which meeting resolutions were adopted duly authorizing the Transactions to which it is a party and (z) an incumbency certificate as to the authority of the individuals signing for Lessee, and (C) containing such other evidence as to the due authority of Lessee to execute, deliver and perform each Operative Document executed by it or contemplated by the terms hereof to be executed by it as any Owner Participant may reasonably request;

                  (ii) Guarantor Certificate. Guarantor (A) confirming that the representations and warranties of Guarantor contained in the Operative Documents are true and correct on and as of the Closing Date (except to the extent that they relate to a different time in which case such representation and warranties shall have been true and correct on and as of such time), (B) attaching and certifying as true and correct (w) the Organic Documents of Guarantor, (x) a copy of the resolutions by the unanimous consent of the board of directors of Guarantor authorizing the Transactions to which it is a party and (y) an incumbency certificate as to the authority of the individuals signing for Guarantor, and (C) containing such other evidence as to the due authority of Guarantor to execute, deliver and perform each Operative Document executed by it or contemplated by the terms hereof to be executed by it as any Owner Participant may reasonably request;

                  (iii) Owner Participant  Certificates.  each Owner Participant
         (A) confirming that the representations and warranties of the Owner Participant contained in the Operative Documents are true and correct on and as of the Closing Date (except to the extent that they relate to a different time in which case such representation and warranties shall have been true and correct on and as of such time) and (B) attaching and certifying as true and correct (x) the Organic Documents of the Owner Participant, (y) if reasonably available, a copy of general resolutions duly authorizing the execution and delivery of the Operative Documents to which it is a party and (z) an incumbency certificate as to the authority of the individuals signing for the Owner Participant; and

                  (iv) Owner Trustee Certificates. Owner Trustee and Trust Company (A) confirming that the representations and warranties of Owner Trustee and Trust Company, as the case may be, contained in the Operative Documents are true and correct on and as of the Closing Date (except to the extent that they relate to a different time in which case such representation and warranties shall have been true and correct on and as of such time) in the capacity (individual or as trustee) in which given, (B) attaching and certifying as true and correct (x) the Organic Documents of Trust Company and (y) an incumbency certificate as to the authority of the individuals signing for Trust Company, and (C) containing such other evidence as to the due authority of Owner Trustee to execute, deliver and perform each Operative Document executed by it or contemplated by the terms hereof to be executed by it as any Owner Participant may reasonably request.

                  (h)      Representations.

                  (i) The  representations and warranties of Lessee set forth in
         Section 4.01 shall be true and correct in all material respects on and as of the Closing Date (except to the extent that they relate to a different time in which case such representation and warranties shall have been true and correct on and as of such time).

                  (ii) The representations and warranties of Guarantor set forth in Section 4.02 shall be true and correct in all material respects on and as of the Closing Date (except to the extent that they relate to a different time in which case such representation and warranties shall have been true and correct on and as of such time).

                  (iii) The representations and warranties of Owner Trustee set forth in Section 4.04 shall be true and correct in all material respects on and as of the Closing Date (except to the extent that they relate to a different time in which case such representation and warranties shall have been true and correct on and as of such time).

                  (i)      Legal Opinions.

                         (A) On the Closing  Date,  each Owner  Participant  and
                    Owner Trustee shall have received the opinions of:

                         (i) Lessee's  Special Counsel and  Guarantor's  Special
                    Counsel, substantially in the form of Exhibit C hereto;

                         (ii) Lessee's  General Counsel and Guarantor's  General
                    Counsel, substantially in the form of Exhibit D hereto;

                         (iii) Owner Trustee's Special Counsel, substantially in
                    the form of Exhibit D-2 hereto;

                         (iv) Owner Participant's Special Counsel, substantially
                    in the form of Exhibit D-3 hereto; and

                         (v) each Special Local  Counsel,  substantially  in the
                    form of Exhibit D-4 hereto.

                         (B) On the Closing Date, each Owner  Participant  shall
                    have received the opinion of Owner Participants' Tax Counsel in form and substance satisfactory to such Owner Participant.

                  (j) Taxes. All Taxes, if any, due and payable on or prior to the Closing Date in connection with the execution, delivery, recording and filing of the Operative Documents and in connection with the consummation of any Transaction, including all sales tax due and payable for the sale and leaseback of the Equipment shall have been paid in full or provided for on or prior to the Closing Date.

                  (k) Governmental Action. On or prior to the Closing Date, all Governmental Action required or, in the reasonable opinion of the Owner Participants, advisable for the consummation of the transactions contemplated by the Operative Documents shall have been obtained and shall be in full force and effect on the Closing Date; the Owner Participants shall have received copies of evidence of such Governmental Action, if any; and no action or proceeding shall have been instituted nor any Governmental Action be threatened, nor any order, judgement or decree have been issued or proposed to be issued by any court or Governmental

Authority,  to  set  aside,  enjoin  or  prevent  the  execution,   delivery  or
performance by any Owner Participant or Owner Trustee of this Agreement or the consummation of any of the Transactions.

                  (l) No Material Adverse Change. Since March 26, 2000, there has been no material adverse change in the financial condition of Lessee and Guarantor taken as a whole and Lessee and Guarantor have been paying its respective debts as they become due.

                  (m) No Lease Default, Lease Event of Default or Event of Loss. After giving effect to the transactions contemplated hereby on the Closing Date, no Lease Default or Lease Event of Default shall have occurred and be continuing, and no Event of Loss (or event which, with the passage of time, would constitute an Event of Loss under clause (a) or (d) of the definition thereof) with respect to the Equipment to be transferred to the Lessor on the Closing Date shall have occurred.

                  (n) Tax Changes. No change in United States federal income tax law shall have been proposed subsequent to May 3, 2000 which, if enacted or adopted in the form proposed, would materially adversely affect any Owner Participant's Economics.

                  (o) Illegality. No change shall have occurred on or prior to the Closing Date in Applicable Laws that, in the reasonable opinion of any Owner Participant, would make it illegal for such Owner Participant to enter into any of the transactions contemplated by the relevant Operative Documents.

                  (p) Insurance. On or before the Closing Date, each Owner Participant and Owner Trustee shall have received certificates of authorized representatives of the underwriters of such policies and of Lessee's insurance broker which evidence that Lessee has in effect all insurances which are required under the terms of the Lease, and an Officer's Certificate to the effect that all such insurances are in full force and effect and comply with the terms of the Lease.

                  (q)  Environmental  Due  Diligence.   Each  Owner  Participant
shall have completed and be reasonably satisfied with its review of the environmental status of each Site.

                  (r) Revolving Credit Agreement. Lessee shall have entered into the BA Loan Agreement on terms and conditions reasonably satisfactory to the Owner Participants.

                  (s) Title Insurance. Owner Trustee and Owner Participants shall have received reasonably satisfactory title insurance with respect to its leasehold interests under the Site Leases.

                  (t) Use of Proceeds. Lessee shall, immediately upon receipt of the proceeds of the sale of the Equipment: (i) repay the outstanding indebtedness to the lenders under a certain demand loan in the aggregate principal amount of $12,411,088; (ii) repay the outstanding indebtedness of Sherwood and its subsidiaries to PNC Bank, National Association; (iii) pay down the outstanding debt under the BA Loan Agreement in an amount equal to $25,000,000; and (iv) deposit with the Senior Secured Notes Trustee an amount sufficient to redeem, in part, the 9 5/8% Senior Secured Notes Due 2000.

                  (u) Investment Letter. The Owner Participants, Lessee and the Owner Trustee shall have received a certificate from Capstar Partners, LLC certifying that neither Capstar Partners, LLC, nor any of its Affiliates, nor anyone it has authorized or employed to act on its behalf as agent, broker, dealer or otherwise in connection with the offering or sale of the Equipment, has, directly or indirectly, offered any interest in the Lease for sale to, or solicited any offer to acquire any of the same from, anyone and neither it nor anyone it has authorized to act on its behalf has offered or sold, or will so offer or sell any interest in the Lease to anyone other than the Owner Participants and not more than 100 other institutional investors;

                  (v) PPE Collateral Leases. Lessee shall deliver to Owner Trustee all original leases in its possession relating to equipment leased by Lessee to third parties.

                  (w) Other Matters. Each Owner Participant and Owner Trustee shall have received copies of such other certificates or documents as they may have reasonably requested in connection with the transactions contemplated hereby with respect to the Closing Date.

                  SECTION 3.02. Conditions Precedent to the Obligations of Lessee. The obligations of Lessee to take the actions contemplated hereby on the Closing Date shall be subject to the satisfaction of, or waiver by Lessee prior to or on the Closing Date of, the following conditions precedent (except that the obligations of Lessee shall not be subject to the performance or compliance of Lessee):

                  (a) Authorization, Execution and Delivery of Operative Documents. The documents listed in Section 3.01(d) to be delivered on the Closing Date shall have been duly authorized executed and delivered by the respective party or parties thereto and shall be in full force and effect on the Closing Date without any event or condition having occurred or existing which constitutes, or with the giving of notice or lapse of time or both would constitute, a default thereunder or breach thereof or would give any party thereto the right to terminate any provision thereof or not to perform its obligations thereunder, and Lessee or its special counsel shall have received an executed counterpart of each such document of which an executed counterpart shall have been delivered to the Owner Participants and a copy of each such document of which a copy shall have been delivered to the Owner Participants.

                  (b) Payment of Lessor's Cost. The Owner Trustee shall have paid to Lessee on the Closing Date an amount equal to the Lessor's Cost of the Equipment to be transferred on the Closing Date.

                  (c) Filings and Recordings. All filings, recordings and other actions by the Lessor or the Owner Participants regarding local sales and property taxes reasonably requested by Lessee shall have been duly made or taken.

                  (d) Certificates. On or before the Closing Date, Lessee shall have received an Officer's Certificate of:

                      (i) Owner Participant Certificates. Each Owner Participant
                    (A) confirming that the representations and warranties of such Owner

                    Participant contained in the Operative Documents are true and correct on and as of the Closing Date (except to the extent that they relate to a different time, in which case such representation and warranties shall have been true and correct on and as of such time) and (B) attaching and certifying as true and correct (x) the Organic Documents of such Owner Participant, (y) a copy of minutes of the board of directors' meeting of such Owner Participant at which general resolutions were adopted duly authorizing the execution and delivery of the Operative Documents to which it is a party and (z) an incumbency certificate as to the authority of the individuals signing for such Owner Participant;

                      (ii) Owner Trustee Certificates. Owner Trustee
                    (A) confirming that the representations and warranties of Owner Trustee contained in the Operative Documents are true and correct on and as of the Closing Date (except to the extent that they relate to a different time, in which case such representation and warranties shall have been true and correct on and as of such time) in the capacity (individual or as trustee) in which given, (B) attaching and certifying as true and correct (x) the Organic Documents of Owner
                    Trustee and (y) an incumbency certificate as to the authority of the individuals signing for Owner Trustee, and
                    (C) containing such other evidence as to the due authority of Owner Trustee to execute, deliver and perform each Operative Document executed by it or contemplated by the terms hereof to be executed by it as Lessee may reasonably request.

                  (e)      Representations.

                  (i) The representations and warranties of each Owner Participant set forth in Section 4.03 shall be true and correct on and as of the Closing Date (except to the extent that they relate to a different time in which case such representation and warranties shall have been true and correct on and as of such time).

                  (ii) The representations and warranties of Owner Trustee set forth in Section 4.04 shall be true and correct on and as of the Closing Date (except to the extent that they relate to a different time in which case such representation and warranties shall have been true and correct on and as of such time).

                  (f) Legal Opinions. On or before the Closing Date Lessee shall have received opinions addressed to it of the counsel specified in clauses
(iii), (iv) and (v) of Section 3.01(i)(A).

                  (g) Governmental Action. All Governmental Action required or, in the reasonable opinion of Lessee, advisable for the consummation of the transactions contemplated by the Operative Documents shall have been obtained and shall be in full force and effect on the Closing Date, Lessee shall have received copies of evidence of such Governmental Action, if any, and no action or proceeding shall have been instituted nor any Governmental Action be threatened, nor any order, judgment or decree have been issued or proposed to be issued by any court of Governmental Authority, to set aside, enjoin or prevent the execution, delivery or performance by Lessee of this Agreement or the consummation of any of the Transactions.

                  (h) Illegality. No change in Applicable Laws shall have occurred on or before the Closing Date that, in the reasonable opinion of Lessee or its counsel, would make it illegal for Lessee to participate in any of the Transactions.

                                   ARTICLE IV

                         Representations and Warranties
                         ------------------------------

                  SECTION 4.01. Representations and Warranties of Lessee. Lessee represents and warrants to each Owner Participant and Owner Trustee that:

                  (a) Corporate Organization. Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own or hold under lease its properties wherever located or used, to carry on business as presently conducted and to enter into and perform its obligations under the Operative Documents to which it is or will be a party and is duly qualified to do business and is in good standing in each other jurisdiction where the nature of its business requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect with respect to Lessee).

                  (b) Due Authorization, Non-Contravention, etc. The execution, delivery and performance by Lessee of the Operative Documents to which Lessee is or will be a party have been duly authorized by all necessary corporate action on the part of Lessee and do not require any approval or consent of any other Person, except such as have been duly obtained or by the Closing Date will have been duly obtained, do not and will not conflict with, or result in any violation of, or constitute any default under, or result in the creation of a Lien (other than a Permitted Lien or Permitted Encumbrance) by reason of any provision of any Organic Document or Contractual Obligation of Lessee or any Applicable Laws.

                  (c) Governmental Action. No Governmental Action by, and no notice to or filing or registration with, any Governmental Authority is required for the due execution or delivery by Lessee of the Operative Documents to which it is a party and no Governmental Action by, and no notice to or filing or registration with, any Governmental Authority is required for the due performance by Lessee of its obligations under the Operative Documents to which it is a party, except for such Governmental Actions, notices, filings or registrations as have been duly obtained or made and are in full force and effect. There is no proceeding pending or, to the best knowledge of Lessee, threatened which seeks, or may reasonably be expected, to rescind, terminate, modify or suspend any such Governmental Action.

                  (d) Validity. The Operative Documents to which Lessee is a party have been duly authorized, executed and delivered by Lessee, and assuming that each such agreement is the valid, legal and binding obligation of each other party thereto, each such agreement constitutes the legal, valid and binding obligation of Lessee, enforceable in accordance with its respective terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles of general application to or affecting the enforcement of creditors rights.

                  (e) Litigation. Except as set forth in Schedule IV hereto, there are no suits or proceedings pending, or to the best knowledge of Lessee threatened, against or affecting Lessee or any of its assets before any Governmental Authority, which, individually or in aggregate, if adversely determined, could reasonably be expected to have a Material Adverse Effect with respect to Lessee or affect the legality of this Agreement or any other Operative Document.

                  (f) No Lease Default or Lease Event of Default or Event of Loss. There has not occurred and is not continuing any Lease Default or Lease Event of Default or any event which constitutes, or which with giving of notice or lapse of time, or both, would constitute an Event of Loss (or event which, with the passage of time, would constitute an Event of Loss under clause (a) or
(d) of the definition thereof).

                  (g) Proceeds of Sale. The proceeds of the sale of the Equipment to Owner Trustee will not be used by Lessee directly or indirectly for any purpose violative of Regulation G or U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 207, as amended).

                  (h)      Title.

                  (i) Lessee has good and valid title to the Equipment, free and clear of all Liens (other than Permitted Liens) and on the Closing Date Lessee will have validly and effectively conveyed to Owner Trustee good and valid title to the Equipment, free and clear of all Liens (other than Permitted Liens).

                  (ii) No  mortgage,  deed of  trust or  other  comparable  Lien
         (other than Permitted Liens) now attaches or, upon receipt and acceptance of the Equipment, will attach to the Equipment, or affects adversely or will affect adversely the right, title or interest of the Lessor.

                  (iii) Lessee has good and valid title the PPE Collateral and marketable title to each Site, free and clear of all Liens (other than Permitted Encumbrances), and no mortgage, deed of trust or comparable Lien (other than Permitted Encumbrances) now attaches or, upon execution and delivery of the Security Documents, will attach to the PPE Collateral, or affects adversely or will affect adversely the right, title or interest of Lessor.

                  (iv)  Except  for the  filings  and  recordings  described  in
         Schedule III hereto, no other filings or recordings are necessary or desirable to perfect or evidence the right, title or interest of Lessor in the Equipment or to perfect or evidence any leasehold interest, security interest or other rights of Lessor intended to be created by the Operative Documents; and after giving effect to such filings and recordings, Lessor will have (i) a Site Leasehold interest in each Site where Equipment is located on the Closing Date superior to all other interests therein, (ii) a first priority perfected security interest in all PPE Collateral (except in the case of Credit Agreement Term Loan Equipment Collateral, as defined in the Intercreditor Agreement, a second priority lien subject only to the BA Loan Agreement and other Permitted Encumbrances in existence on the Closing Date), and (iii) a second priority perfected security interest in all Working Capital Collateral subject to the first priority lien pursuant to the BA Loan Agreement and other Permitted Encumbrances in existence on the Closing Date.

                  (i) Equipment. On the Closing Date, the Equipment will be in good operating condition and repair, ordinary wear and tear excepted from the date originally acquired by Lessee, will be commercially suitable for the uses for which it is intended and will comply in all material respects with Applicable Laws and all insurance requirements. The Components of the Equipment subject to each Lease Supplement on the Closing Date (A) can be readily removed from their present locations (or the locations at which such Components will be located on the Closing Date) and transported without damage to such Components, and (B) are personal property and are not, and will not be, attached to or related to real estate in such a manner that any Component constitutes, or will constitute a fixture or create any interest therein in favor of any Person arising through any interest of such Person in the real property where such Component is or is to be located.

                  (j) Patents, etc. Except for those that may be transferred by Lessee to Owner Trustee following the Basic Term Commencement Date, there are no licenses, patents, copyrights or trademarks which must be transferred to Owner Trustee in order for any Person to operate the Equipment for its intended purpose. The Equipment includes all software necessary to operate such Equipment for its intended purposes. There are no royalties, license fees or other similar charges (including any software license fees) arising solely from the operation of the Equipment payable by any Person on or after the date of this Agreement.

                  (k) Authority to Operate. All Governmental Actions material to the proper operation of the Equipment have been obtained or made, and are in full force and effect and no such Governmental Actions are subject to any pending, or to the best of Lessee's knowledge, threatened, suit, action, inquiry, investigation, proceeding or appeal (administrative, judicial or otherwise).

                  (l) Identity of Equipment. The Equipment subject to the Lease Supplement on the Closing Date is the same Equipment identified on Attachment A of the Appraisal referred to in Section 3.01(e) hereof.

                  (m) No Public Offering. Neither Lessee nor any Person acting on its behalf has directly or indirectly offered or sold any interest in the Equipment or the Lease, or any securities similar thereto, or has otherwise approached or negotiated with any Person with respect thereto, so as to require the registration of any "security" offered or sold in connection with the transactions contemplated hereby under Section 5 of the Securities Act of 1933, as amended.

                  (n) No Prohibited Transaction. Neither (i) the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereunder nor (ii) the acquisition by the Owner Participant of the beneficial interest in the Trust Estate, will involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code as in effect on the Basic Term Commencement Date (the representation in this sentence being made in reliance upon and subject to the accuracy of the representations contained in or made by the Owner Participant in
Section 4.03(f)).

                  (o) ERISA Funding. Lessee has met its minimum funding requirements under ERISA with respect to each of its employee pension or other benefit plans subject to Title IV of ERISA or to which Section 412 of the Code, as in effect on the Basic Term Commencement Date, applies and has not incurred a material liability to the PBGC in connection with any such plan other than for premiums payable pursuant to Section 4007 of ERISA.

                  (p) Chief Executive Office. The chief executive office (as such term is used in Article 9 of the UCC) of Lessee is located in 10100 Reisterstown Road, Owings Mills, Maryland 21117-3815.

                  (q) Taxes. All United States, state and local Taxes, if any, due and payable on or prior to the Closing Date in connection with the execution, delivery, recording, and filing of the Operative Documents and in connection with the purchase and sale of the Equipment on the Closing Date and consummation of the transactions contemplated to occur on the Closing Date by the Operative Documents, have been paid in full.

                  (r)  Location  of   Items.  As  of  the   Closing   Date,  the
Equipment is in the locations described in the financing statements filed pursuant to Section 3.01(f).

                  (s) Investment Company Act. Lessee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (t)      Environmental Matters.

                  (i) Lessee, each Site, the Equipment and the PPE Collateral currently complies with and Lessee shall ensure that each Site, the Equipment and the PPE Collateral continue to comply in all material respects with all Environmental Laws pursuant to the EH&S Program.

                  (ii) Lessee has obtained and currently maintains and shall continue to maintain in all material respects and comply in all material respects with all Governmental Actions required by Environmental Laws for the operation of each Site, the Equipment and the PPE Collateral.

                  (iii) Except as described on Schedule V hereto, Lessee has received no notice of any Environmental Claim relating to any Site, the Equipment or PPE Collateral and, to the knowledge of Lessee, there are no facts, circumstances or conditions existing at or with respect to any Site, the Equipment or the PPE Collateral that could reasonably be expected to result in an Environmental Claim against Lessee, other than Environmental Claims that would not reasonably be expected to result in Lessee incurring liabilities in excess of $50,000 individually.

                  (iv) Except as provided in Schedule V, the ownership, operation and maintenance of the Sites, the Equipment and the PPE Collateral (and any part thereof) in the manner currently contemplated by Lessee do not, under Environmental Laws in effect on the date hereof, involve the use, generation, manufacture, refining, transportation, treatment, storage, handling or disposal of any Hazardous Substance in violation of any Environmental Law.

                  (u)      Financial Statements.

                  (i)  Lessee  has  delivered  to Owner  Trustee  and the  Owner
         Participants the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for Guarantor and its consolidated Subsidiaries as of September 26, 1999, and for the Fiscal Year then ended, accompanied by the report thereon of Lessee's independent certified public accountants, Deloitte & Touche LLP. Lessee has also delivered to Owner Trustee and the Owner Participants the unaudited balance sheet and related statements of income and cash flows for Guarantor and its consolidated Subsidiaries as of March 26, 2000. All such financial statements have been prepared in accordance with GAAP (other than, with respect to the interim financial statements, the absence of footnotes and being subject to normal year-end adjustments) and present fairly in all material respects the financial position of Guarantor and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended. Since March 26, 2000, there has been no material adverse change in the financial condition of Lessee and Guarantor taken as a whole and Lessee and Guarantor have been paying their respective debts as they become due.

                  (ii)  Fonda  has  delivered  to Owner  Trustee  and the  Owner
         Participants the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for Fonda and its consolidated Subsidiaries as of September 26, 1999, and for the Fiscal Year then ended, accompanied by the report thereon of Fonda's independent certified public accountants, Deloitte & Touche LLP. Fonda has also delivered to Owner Trustee and the Owner Participants the unaudited balance sheet and related statements of income and cash flows for Fonda and its consolidated Subsidiaries as of March 26, 2000. All such financial statements have been prepared in accordance with GAAP (other than, with respect to the interim financial statements, the absence of footnotes and being subject to normal year-end adjustments) and present fairly in all material respects the financial position of Fonda and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

                  (v) Collateral. Each Component and each item of tangible PPE Collateral is tagged to show the asset identification number for such Component or item as set forth in Schedule 1 to the Bill of Sale or Exhibit A to the Security Agreement, as the case may be.

                  SECTION 4.02. Representations and Warranties of Guarantor. Guarantor represents and warrants to each Owner Participant and to Owner Trustee as follows:

                  (a) Corporate Organization. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own or hold under lease its properties wherever located or used, to carry on business as presently conducted and to enter into and perform its obligations under the Operative Documents to which it is or will be a party and is duly qualified to do business and is in good standing in each other jurisdiction where the nature of its business requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect with respect to Guarantor).

                  (b) Due Authorization, Non-Contravention, etc. The execution, delivery and performance by Guarantor of the Operative Documents to which Guarantor is or will be a party have been duly authorized by all necessary corporate action on the part of Guarantor and do not require any approval or consent of any other Person, except such as have been duly obtained or by the Closing Date will have been duly obtained, do not and will not conflict with, or result in any violation of, or constitute any default under, or result in the creation of a Lien (other than a Permitted Lien or Permitted Encumbrance) by reason of any provision of any Organic Document or Contractual Obligation of Guarantor or any Applicable Laws.

                  (c) Governmental Action. No Governmental Action by, and no notice to or filing or registration with, any Governmental Authority is required for the due execution or delivery by Guarantor of the Operative Documents to which it is a party and no Governmental Action by, and no notice to or filing or registration with, any Governmental Authority is required for the due performance by Guarantor of its obligations under the Operative Documents to which it is a party, except for such Governmental Actions, notices, filings or registrations as have been duly obtained or made and are in full force and effect. There is no proceeding pending or, to the best knowledge of Guarantor, threatened which seeks, or may reasonably be expected, to rescind, terminate, modify or suspend any such Governmental Action.

                  (d) Validity. The Operative Documents to which Guarantor is a party have been duly authorized, executed and delivered by Guarantor, and assuming that each such agreement is the valid, legal and binding obligation of each other party thereto, each such agreement constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its respective terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles of general application to or affecting the enforcement of creditors rights.

                  (e) Litigation. Except as set forth in Schedule IV hereto, there are no suits or proceedings pending, or to the best knowledge of Guarantor threatened, against or affecting Guarantor or any of its assets before any court or Governmental Authority, which, individually or in aggregate, if adversely determined, could reasonably be expected to have a Material Adverse Effect with respect to Guarantor or affect the legality of this Agreement or any other Operative Document.

                  (f) No Prohibited Transaction. Neither (i) the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereunder nor (ii) the acquisition by the Owner Participants of the beneficial interest in the Trust Estate, will involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code as in effect on the Basic Term Commencement Date (the representation in this sentence being made in reliance upon and subject to the accuracy of the representations contained in or made by each Owner Participant in Section 4.03(f)).

                  (g) ERISA Funding. Guarantor has met its minimum funding requirements under ERISA with respect to each of its employee pension or other benefit plans subject to Title IV of ERISA or to which Section 412 of the Code, as in effect on the Basic Term Commencement Date, applies and has not incurred a material liability to the PBGC in connection with any such plan other than for premiums payable pursuant to Section 4007 of ERISA.

                  (h) Chief Executive Office. The chief executive office (as such term is used in Article 9 of the UCC) of Guarantor is located in 10100 Reisterstown Road, Owings Mills, Maryland 21117-3815.

                  (i) Taxes. All United States, state and local Taxes, if any, due and payable on or prior to the Closing Date in connection with the execution, delivery, recording, and filing of the Operative Documents and in connection with the purchase and sale of the Equipment on the Closing Date and consummation of the transactions contemplated to occur on the Closing Date by the Operative Documents, have been paid in full.

                  (j) Investment Company Act. Guarantor is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (k) Environmental Notices. Except as described on Schedule V hereto, Guarantor has received no notice of any Environmental Claim relating to any Site.

                  (l) Disclosure. All written information prepared by Lessee or Guarantor and furnished to the Owner Participants by or on behalf of Lessee or Guarantor in connection with the Operative Documents (including any offering material prepared by Lessee or Guarantor and delivered by or on behalf of Lessee or Guarantor prior to the Closing Date (including information and materials prepared by Lessee or Guarantor and delivered to General Electric Capital Corporation or GECC Capital Markets Group, Inc.)), does not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                  (m) No Public Offering. Neither Guarantor nor any Person acting on its behalf has directly or indirectly offered or sold any interest in the Equipment or the Lease, or any securities similar thereto, or has otherwise approached or negotiated with any Person with respect thereto, so as to require the registration of any "security" offered or sold in connection with the transactions contemplated hereby under Section 5 of the Securities Act of 1933, as amended.

                  SECTION 4.03. Representations and Warranties of the Owner Participants. Each Owner Participant as to itself represents and warrants to each of the other parties hereto with respect to itself, as follows:

                  (a) Organization. It is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, and has the requisite power and authority to carry on its business as now conducted, to own or hold under lease its properties, and to enter into and perform its obligations under the Operative Documents to which it is a party.

                  (b) Due Authorization, Non-Contravention, etc. The execution, delivery and performance of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of such Owner Participant, do not require any approval or consent of any Person not already obtained, including any trustee or holders of any indebtedness or obligations of such Owner Participant, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any of its Organic Documents or Contractual Obligations or any Applicable Laws or result in the creation of any Lien (other than Liens provided for or otherwise permitted in the Operative Documents) upon the Trust Estate.

                  (c) Validity. The Operative Documents to which it is a party have been duly executed and delivered by such Owner Participant, and assuming that each such agreement is the valid, legal and binding obligation of each other party thereto, each such agreement constitutes the legal, valid and binding obligation of such Owner Participant, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles of general application to or affecting the enforcement of creditors rights.

                  (d) Securities Act; Brokers. Neither such Owner Participant nor any Person acting on its behalf (with such Owner Participant's written authorization) has directly or indirectly offered or sold any interest in the Equipment, the Trust Estate, or the Lease, or any securities similar thereto, or has otherwise approached or negotiated with any Person with respect thereto, so as to require the registration of any security offered or sold in connection with the transactions contemplated hereby under Section 5 of the Securities Act of 1933, as amended. It is acquiring its interest in the Equipment for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, provided, that the disposition of its properties shall at all times be and remain within its control. It has not retained or employed any broker or finder to act on its behalf in connection with the transactions contemplated by the Operative Documents and has not authorized any broker or finder retained or employed by any other Person so to act.

                  (e) Lessor Liens. The Equipment is free of Lessor Liens attributable to such Owner Participant.

                  (f) ERISA. No part of the funds to be used by it to acquire any interest in the Equipment constitutes assets of any "employee benefit plan" (as such term is defined in

Section 3(3) of ERISA) or any "plan" (as such term is defined in Section 4975(e)(1) of the Code).

                  (g) Investment Decision. Such Owner Participant has made its own credit analysis of Lessee and Guarantor and the investment decision with respect to the transactions contemplated hereby without reliance upon any information regarding Lessee, Guarantor, the Equipment, the Collateral or any other matter provided by any other Owner Participant or Owner Trustee.

                  (h) Investment Company Act. Such Owner Participant is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (i) Governmental Action. No Governmental Action by, and no notice to or filing or registration with, any Governmental Authority is required for the due execution or delivery by such Owner Participant of the Operative Documents to which it is a party and no Governmental Action by, and no notice to or filing or registration with, any Governmental Authority is required for the due performance by such Owner Participant of its obligations under the Operative Documents to which it is a party.

                  (j) No Default. Such Owner Participant is not in default on its obligations pursuant to Opererative Documents.

                  (k) Litigation. There are no actions, suits or proceedings pending, or to its knowledge threatened, against such Owner Participant in any court or before any Governmental Authority enjoining or challenging or seeking to enjoin or challenge the execution, delivery and performance by such Owner Participant of the Operative Documents to which it is a party.

                  SECTION 4.04.  Representations   and    Warranties   of  Owner
Trustee. Trust Company represents and warrants to each of the other parties hereto that:

                  (a) Organization. It is a national banking association duly organized and validly existing in good standing under the laws of United States of America, holding a valid certificate to do business as a national banking association with trust powers, and has all requisite corporate power and authority and legal right to execute, deliver and perform its obligations under the Trust Agreement and this Agreement (to the extent that it contains representations, warranties and covenants made by it in its individual capacity), and (assuming due authorization execution and delivery of the Trust Agreement by the Owner Participants) has all requisite corporate power and authority as Owner Trustee to execute and deliver the other Operative Documents to which it is a party.

                  (b) Due Authorization and Validity. It has taken all corporate action necessary to authorize the execution and delivery by it of the Trust Agreement and of this Agreement (to the extent that it contains representations, warranties and covenants made by it in its individual capacity), and such agreements have been executed and delivered by one of its officers who is duly authorized to execute and deliver such agreements on its behalf, and such agreements, assuming that each such agreement is the legal, valid and binding obligation of each other party thereto, constitute its legal, valid and binding obligation, enforceable against it in accordance with the terms thereof, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors rights. It (assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participants), acting as Owner Trustee, has taken all corporate action necessary to authorize the execution and delivery by it of the Operative Documents to which it is a party, and each Operative Document executed by it in its capacity as Owner Trustee has been executed and delivered by one of its officers who is duly authorized to execute and deliver such Operative Document on its behalf in such capacity, and constitutes Owner Trustee's legal valid and binding obligation, enforceable against Owner Trustee, solely in its capacity as trustee, in accordance with the terms thereof.

                  (c) Non-Contravention. Neither the execution and delivery by Trust Company of the Trust Agreement or of this Agreement (to the extent that it contains representations, warranties and covenants made by it in its individual capacity), nor the consummation by it of the actions contemplated hereby or thereby to be taken by it in its individual capacity, nor compliance by it in its individual capacity with any of the terms or provisions thereof binding on it in its individual capacity will require any stockholder approval, or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of it or contravene any judgment or order binding on it, constitute a default under or contravene or result in any breach of its Organic Documents or Contractual Obligations or any Trust Company or Federal law governing its banking, trust or fiduciary powers or result in the creation of a Lien on the property of Trust Company. Neither the execution and delivery by it in its capacity as Owner Trustee (assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participants) of any of the Operative Documents to which it is a party, nor the consummation by it of the transactions contemplated thereby nor compliance by it with any of the terms or provisions thereof will require any stockholder approval, or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of it or any other Person or contravene any judgment or order binding on it constitute a default under or contravene or result in any breach of its Organic Documents or Contractual Obligations or any Connecticut or Federal law governing its banking, trust or fiduciary powers or result in the creation of a Lien on the property of Trust Company.

                  (d) Approval. Neither the execution and delivery by Trust Company of the Trust Agreement and this Agreement (to the extent that it contains representations, warranties and covenants made by it in its individual capacity) requires the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any Connecticut or Federal Governmental Authority governing the banking or trust powers of Trust Company. Neither the execution and delivery by it in is capacity as Owner Trustee (assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant) of each of the Operative Documents to which it is a party, requires the consent or approval of or the giving of notice to, the registration with or the taking of any other action in respect of, any Connecticut or Federal Governmental Authority governing the banking, trust or fiduciary powers of Trust Company.

                  (e) Location. The chief place of business (as such term is used in Article 9 of the UCC) of Owner Trustee is 225 Asylum Street, Hartford, Connecticut.

                  (f) Title. On the Closing Date Owner Trustee will have whatever interest in the Trust Estate and whatever rights to and interests in the Lease and the Lease Supplements as were granted or conveyed to it, free and clear of any Lessor Liens attributable to Trust Company.

                                    ARTICLE V

                                    Covenants
                                    ---------

                  SECTION 5.01. No Lessor Liens. Each of the Owner Participants and Trust Company agrees, as to itself only, that it shall not directly or indirectly create, incur, assume or suffer to exist any Lien (except such Liens being contested in a Permitted Contest) on, or disposition of its interest in, the Equipment that results from (A) claims against such Person or the Trust Estate not related to the Transactions, (B) any affirmative act of such Person to create such a Lien, other than as contemplated by the Operative Documents, that is not consented to by Lessee and the Owner Participants, nor, in the case of Owner Trustee, expressly directed by the Owner Participant pursuant to the terms of the Trust Agreement, (C) its acts not permitted by, or its failure to take any action required to be taken by it under, the Operative Documents or (D) claims against it or attributable to it relating to Taxes which are excluded from the indemnification provided by Article VII pursuant to said Article VII (and all such Liens, including Liens which result from acts of a Person or claims against a Person being deemed "attributable to" such Person for purposes of this Section 5.01, being referred to herein as "Lessor Liens"). Each of the Owner Participants and Trust Company agrees that it will, at its own cost and expense, with respect to any Lessor Lien to the extent attributable to it, promptly take such action as may be necessary to discharge and release in full such Lessor Lien.

                  SECTION 5.02.         Further Assurances, etc.

                  (a) Lessee. Lessee will, at its expense, cause to be promptly and duly taken, executed, acknowledged or delivered all such further acts, conveyances, documents and assurances as Owner Trustee or any of the Owner Participants may, from time to time, reasonably request in order more effectively to carry out the intent and purposes of this Agreement and the other Operative Documents and the Transactions. Without limiting the generality of the foregoing, Lessee shall, at its expense:

                  (i) at least 90 days prior to the last date on which such financing statements, continuation statements, recordings or filings as are necessary to maintain perfection, furnish to Owner Trustee such continuation statements, duly and properly completed, and such other information as shall be necessary to preserve and maintain the perfection of the security interests that are intended to be created by the Lease or the other Operative Documents and the ownership interest of Owner Trustee in the Equipment;

                  (ii)keep its corporate records concerning the Lease and the Equipment at its chief executive office as set forth in Section 4.01(p);

                  (iii) cause the Lease and all Lease Supplements to be promptly filed and recorded, or filed for recording, to the extent required under any Applicable Laws; and

                  (iv) notify Owner Trustee prior to changing its registered office or name and shall, immediately after such change in registered office or name, register such change in the records of the Secretary of State of the State of Connecticut.

                  (b) Owner Trustee. Owner Trustee shall, promptly, but in any event within 5 Business Days of receipt thereof, execute and return to Lessee for filing, any financing statements, continuation statements, or other documentation required pursuant to the Operative Documents to perfect the interests of the Lessor, including pursuant to Sections 9.01, 9.05 and 18.01 of the Lease. Owner Trustee will keep its corporate records concerning the Equipment and the Operative Documents at its chief place of business as set forth in Section 4.04(e) hereof, and it hereby agrees to provide notice to Lessee and the Owner Participants of any change in the location of its chief place of business not later than 30 days prior to such change.

                  SECTION 5.03. Lessee To Defend Rights of Owner Trustee. Lessee covenants to Owner Trustee and each Owner Participant that it will, at all times, at its own cost and expense, warrant and defend the rights of Owner Trustee to the Equipment against any Liens (other than Permitted Liens), of or against Lessee and all other Persons claiming through Lessee.

                  SECTION 5.04. Business of Owner Trustee. The business of Owner
Trustee is and will continue to be restricted to owning the Equipment and the leasing of the Equipment pursuant to the Operative Documents and the Transactions and it will not engage, and it has not engaged, in any other business transaction except for matters reasonably incidental, to any of the foregoing.

                  SECTION 5.05. Trust Agreement. Owner Trustee and the Owner Participants agree that (unless a Lease Event of Default shall have occurred and be continuing) until expiration or earlier termination of the Lease they will not terminate or revoke the Trust Agreement without the prior written consent of Lessee and Guarantor. Each Owner Participant agrees that it will not instruct Owner Trustee pursuant to this Agreement or any other Operative Document or otherwise to take any action or refrain from taking any action which is in violation of the rights of any party hereto under any of the Operative Documents; provided further, however, that notwithstanding the foregoing, such approval shall not be required for any amendment or supplement (a) solely for the purpose of appointing an additional or separate trustee pursuant to Section
10.02  hereof,  or (b)  pursuant  to which a transfer  is  effected  pursuant to
Article X hereof, provided such transfer is effected in accordance with such provisions. Owner Trustee and each Owner Participant agree that they will not amend any provision of the Trust Agreement so as to adversely affect Lessee.

                  SECTION 5.06. Books and Records. Each of Lessee and Guarantor shall maintain (and shall cause each of their respective Subsidiaries to maintain), at all times, correct and complete books, records and accounts in which complete (in all material respects), correct and timely entries are made of its transactions in conformity with past practices. Each of Lessee and Guarantor shall (and shall cause each of their respective Subsidiaries to), by means of appropriate entries, reflect in such accounts and in all financial statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. Each of Lessee and Guarantor shall maintain (and shall cause each of their respective Subsidiaries to maintain) at all times books and records pertaining to the Equipment or the Collateral in such detail, form and scope as Owner Trustee or any Owner Participant shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejections, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Equipment or the Collateral.

                  SECTION 5.07. Financial Information. Each of Lessee and Guarantor shall promptly furnish to each Owner Participant, all such information as Owner Trustee or any Owner Participant shall reasonably request from time to time regarding the financial and business affairs of Guarantor or any Subsidiary. Without limiting the foregoing, each of Lessee and Guarantor will furnish to each Owner Participant, the following:

                  (a) As soon as available, but in any event not later than 90 days after the close of each Fiscal Year, consolidated audited balance sheets, and related statements of income and expense, cash flow and of stockholders' equity for Guarantor and its consolidated Subsidiaries (and Lessee, to the extent that they are available) for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting in all material respects the financial position and the results of operations of Guarantor and its consolidated Subsidiaries (and Lessee, to the extent that they are available) as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements prepared on a consolidated basis, accompanied by a report thereon unqualified as to scope of Deloitte & Touche LLP or such other independent certified public accountants selected by Guarantor and reasonably satisfactory to Owner Trustee.

                  (b) As soon as available, but in any event not later than 45 days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, consolidated unaudited balance sheets of Guarantor and its consolidated Subsidiaries as at the end of such quarter, and consolidated unaudited statements of income and expense and statement of cash flows for Guarantor and its consolidated Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, all in reasonable detail, fairly presenting in all material respects the financial position and results of operation of Guarantor and its consolidated Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistent with the audited Financial Statements required to be delivered pursuant to Section 5.07(a) (except for the absence of footnotes and subject to normal year-end adjustments). Guarantor shall certify by a certificate signed by its chief financial officer or treasurer that all such statements have been prepared in accordance with GAAP and present fairly in all material respects (except for the absence of footnotes and subject to normal year-end adjustments) Guarantor's financial position as at the dates thereof and its results of operations for the periods then ended.

                  (c) Within 10 days after the incurrence of Debt (other than Permitted Debt, under clause (a) and (b) of such definition and any refinancing or refunding thereof) pursuant to Section 5.09, a certificate of the chief financial officer or treasurer of Lessee (i) setting out in reasonable detail the nature and amount of such Debt, and (ii) stating that Lessee is, at the date of such certificate, in compliance in all material respects with Section 5.09 hereof.

                  (d) Within 45 days after the end of each fiscal quarter, a certificate of the chief financial officer or treasurer of Lessee (i) setting forth in reasonable detail the calculations required to establish that Lessee was in compliance with the covenants set forth in Section 5.10 during the period covered in such Financial Statements, and (ii) stating that, except as explained in reasonable detail in such certificate, (A) Lessee is, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Operative Documents, and (B) no Lease Default or Lease Event of Default then exists or existed during the period covered by such Financial Statements. If such certificate discloses that a representation or warranty was not correct or complete when made, or that a covenant has not been complied with, or that a Lease Default or Lease Event of Default existed or exists, such certificate shall set forth what action Lessee has taken or proposes to take with respect thereto.

                  (e) No later than 90 days after the beginning of each Fiscal Year, annual budgets (to include budgeted consolidated balance sheets, statements of income and expenses and statements of cash flow) for Guarantor and its consolidated Subsidiaries as at the end of and for each month of such Fiscal Year.

                  (f) Promptly upon the filing thereof, copies of all regular or periodic reports, if any, to or other documents filed by Lessee, Guarantor or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act of 1934, as amended.

                  (g) Promptly after filing with the Securities and Exchange Commission, copies of any and all regular, periodic reports filed by Fonda.

                  SECTION 5.08. Other Notices of Lessee. Lessee or Guarantor shall notify Owner Trustee and the Owner Participants, in writing of the following matters at the following times:

                  (a) Promptly after becoming aware of the attachment of any Lien to the Equipment or any Collateral (other than a Lessor Lien, Permitted Lien or Permitted Encumbrance) the full particulars thereof unless the same shall have been removed or discharged by Lessee or any other Person.

                  (b) Promptly after becoming aware of any condition that constitutes a Lease Default or a Lease Event of Default or an Environmental Claim.

                  (c) Promptly after becoming aware of the assertion by the holder of any capital stock of Guarantor, Lessee or any Subsidiary thereof or of any Debt of Guarantor or any of its Subsidiaries or Lessee or any of its Subsidiaries in excess of $10,000,000 that a default exists with respect thereto or that Guarantor, Lessee or any Subsidiary thereof is not in compliance with the terms thereof, or the actual threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

                  (d) Promptly after becoming aware of any pending or actual threatened action, suit, proceeding, or counterclaim by any Person, or any pending or actual threatened investigation by a Governmental Authority, which may affect the Equipment or the PPE Collateral, Owner Trustee's or any Owner Participant's rights under the Operative Documents, or the property, business, operations, or condition (financial or otherwise) of Lessee and Guarantor taken as a whole and which is required to be disclosed under United States federal securities laws (whether or not Lessee or Guarantor is subject to such laws).

                  (e) Promptly after receipt of any notice of any violation by Guarantor or any of its Subsidiaries of any Environmental Law where such violation could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted that Guarantor or any Subsidiary thereof is not in compliance with any Environmental Law or is investigating Guarantor's or such Subsidiary's compliance therewith which, in either case, is reasonably likely to give rise to liability in excess of $100,000.

                  (f) Promptly after receipt of any written notice that Guarantor or any of its Subsidiaries is or may be liable to any Person as a result of the release or threatened release of any Hazardous Substance or Guarantor or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the release or threatened release of any Hazardous Substance which, in either case, is reasonably likely to give rise to liability in excess of $250,000.

                  (g) Any change in Lessee's name, state of incorporation, or form of organization or trade names under which Lessee will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least 30 days prior thereto.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action Lessee, Guarantor or any Subsidiary thereof, as applicable, has taken or proposes to take with respect thereto.

                  SECTION 5.09. Indebtedness. Neither Lessee, Guarantor nor any of their Subsidiaries shall incur any Debt other than Permitted Debt, provided, however, that if and so long as Lessee's senior secured debt rating is either Baa3 by Moody's or BBB- by S&P, or better, and only if at Baa3 and BBB- is not on a negative credit watch, Lessee can incur Debt without restriction. Upon subsequent loss of such rating, Lessee shall again become subject to the foregoing restrictions on Debt incurrence.

                  SECTION 5.10.  Restricted  Payments.   Subject  to  the  other
provisions of this Section 5.10, Lessee and Guarantor will not, and will not permit any of their Subsidiaries to, directly or indirectly:

                  (a) declare or pay any dividend or make any distribution on account of the Equity Interests of Guarantor, the Lessee or any of their Subsidiaries (other than dividends or distributions payable in Equity Interests (other than any Disqualified Stock) or dividends or distributions payable by any Subsidiary of Guarantor to Guarantor, Lessee or any direct or indirect wholly owned Subsidiary);

                  (b) purchase, redeem or otherwise acquire or retire for value any Equity Interest in Guarantor or any Subsidiary or other Affiliate of Guarantor, other than investments in Subsidiaries and purchases, redemptions or other acquisitions of Equity Interests of Guarantor effected with other Equity Interests of Guarantor or with the substantially simultaneous application of the net cash proceeds received from the sale of Equity Interests; and

                  (c) purchase, redeem, defease or otherwise acquire or retire for value, prior to any scheduled maturity, repayment or sinking fund payment, any Debt that is subordinated in right of payment to the Lease, other than any such purchase, redemption, defeasance or retirement effected (A) with Equity Interests (other than Disqualified Stock) of Guarantor, or (B) with the substantially simultaneous application of the aggregate net cash proceeds received by Guarantor from the sale of Equity Interest (other than Disqualified Stock), provided that such net cash proceeds shall be excluded for purposes of clause (C)(z) below, or (C) unless Lessee's senior secured debt rating is either Baa3 by Moody's or BBB- by S&P, or better, and only if at Baa3 and BBB- is not on a negative credit watch, with Debt which is Permitted Debt under clause (i) of the definition thereof, which Debt shall be subordinated to the same extent as the Debt being prepaid; and

(all such dividends, distributions, purchases, redemptions, other acquisitions, retirements, prepayments or defeasances set forth in clauses (a) through (c) above being collectively referred to as "Restricted Payments"), unless at the time of such Restricted Payments:

                  (A) no Lease Default or  Lease  Event of  Default  shall  have occurred and be continuing or shall occur as a consequence thereof;

                  (B) Guarantor's Pro Forma Fixed Charge  Coverage Ratio for the
               four fiscal quarters immediately preceeding the date of such Restricted Payment is made shall be greater than 2.0 to 1; and

                  (C) such  Restricted Payment, together  with the aggregate  of all other Restricted Payments made after August 30, 1993, shall not exceed the sum of $5,000,000 plus (x) 50% of the Consolidated Net Income of Guarantor (determined by excluding cash dividends received by Guarantor or its direct or indirect wholly owned Subsidiaries from an Unrestricted Subsidiary included in clause
               (y)) for the period (taken as one accounting period) commencing on the first day of the first fiscal quarter immediately following August 30, 1993 through the end of Guarantor's fiscal quarter ending immediately prior to the time of such Restricted Payment (or, if Consolidated Net Income for such period is a deficit, 100% of such deficit), (y) the amount of all cash dividends received by Guarantor or any of its direct or indirect wholly owned Subsidiaries from an Unrestricted Subsidiary and the amount of the cash realized upon the sale of an Unrestricted Subsidiary (less the amount of any reserve established for purchase price adjustments, and less the maximum amount of any indemnification or similar contingent obligation, for the benefit of the purchaser, any of its Affiliates or any other third party in such sale, in each case as adjusted for any permanent reduction in any such amount on or after the date of such sale, other than by virtue of a payment made to any such person) subsequent to the first day of the first fiscal quarter immediately following August 30, 1993 and (z) the aggregate net cash proceeds (and non-cash proceeds when converted into cash) received by Guarantor from the issue or sale after the date of this Agreement of Equity Interests of Guarantor (other than Equity Interests issued or sold to Lessee or a Subsidiary of Guarantor and other Disqualified Stock) or contributions of capital to Guarantor paid in cash.

Notwithstanding anything to the contrary contained herein, the provisions of this Section 5.10 shall not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Agreement; (ii) if no Lease Default or Lease Event of Default shall have occurred and be continuing (and shall not have been waived) or shall occur as a consequence thereof, the payment by Guarantor and Lessee of a management fee to SF Holdings Inc. pursuant to the management services agreement, dated August 30, 1993, among Lessee, Guarantor and American Industrial Partners Management Company, Inc., as amended and restated (the "Management Services Agreement") in an amount not to exceed $1,850,000 in any year (payable semi-annually) plus an additional amount in such year (not to exceed $1,000,000) to the extent such management fee was not payable by reason of this clause (ii) in any prior fiscal year; provided, however, that the obligation of Guarantor and Lessee to pay such management fee will be subordinated to the payment of all obligations of Lessee under the Operative Documents (the "Obligations") (and any guarantee thereof) to at least the same extent as the payment of all obligations of Lessee in respect of the "Senior Subordinated Notes" are subordinated to the prior payment of "Senior Indebtedness" (each as defined in the Senior Subordinated Note Indenture), (iii) the repurchase or redemption or other acquisition or retirement for any value of any Equity Interests of Guarantor held by any member of Guarantor's (or any of its Subsidiaries') management pursuant to any management equity subscription agreement or stock option agreement in effect as of the date of this Agreement; provided, however, that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $1,000,000 in any fiscal year; and provided, further, that the obligation of Guarantor and Lessee to pay such purchase price will be subordinated to the payment of all Obligations (and any guarantee thereof) to at least the same extent as the payment of all obligations of Lessee in respect of the "Senior Subordinated Notes" are subordinated to the prior payment of "Senior Net Proceeds" of any "Asset Sale" to redeem the Senior Subordinated Notes or the redemption of the Senior Subordinated Notes following a "Change of Control" (in each case, after the early termination or satisfactory defeasance of the Obligations and prepayments of obligations and/or reductions of commitments under the Credit Agreement and other "Senior Indebtedness") in accordance with the "Asset Sale" and "Change of Control" covenants in the Senior Subordinated Note Indenture. Any payments made pursuant to clauses (i) and (iii) of the preceding sentence will be deemed to be, and clause (ii) of the preceding sentence will not be deemed to be, Restricted Payments for the purposes of clause (C) of the preceding paragraph.

                  Not later than the date of making any Restricted Payment, Guarantor and Lessee shall jointly deliver to Owner Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the required calculations were computed, which calculations may be based upon Guarantor's latest available consolidated internal quarterly financial statements.

For purposes of this Section 5.10 only, the terms below shall have the meanings defined:

         "Asset Sale" means, with respect to any person, the sale, lease, conveyance, disposition or other transfer that does not constitute a Restricted Payment or an Investment by such person of any of its assets other than cash (including by way of a sale-leaseback transaction and including the issuance, sale or other transfer of any of the capital stock of any Subsidiary of such person) other than to Guarantor, the Lessee or any of their direct or indirect wholly owned Subsidiaries that is not a Receivables Subsidiary (including the receipt of proceeds of insurance paid on account of the loss of or damage to any asset and awards of compensation for any asset taken by condemnation, eminent domain or similar proceeding, and including the receipt of proceeds of business interruption insurance); provided that notwithstanding the foregoing, the term "Asset Sale" shall not include (i) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of Guarantor or the Lessee, as permitted pursuant to Section 5.11 hereof, (ii) the sale or lease of inventory or accounts in the ordinary course of business, (iii) the sale, conveyance, disposition or other transfer of capital stock of an Unrestricted Subsidiary, (iv) the sale or lease of assets in any one transaction or series of related transactions (which, in the case of any lease, shall be the annual (or, for any period of less than one year, annualized) rental payments with respect thereto), the Net Proceeds of which do not exceed $1,000,000; provided that the aggregate Net Proceeds of all such sales or leases pursuant to this clause (iv) shall not exceed $8,000,000 (and if such Net Proceeds exceed $8,000,000 then only such excess shall be deemed to constitute the proceeds of an Asset Sale); provided, further, that the proceeds of sales or leases of assets pursuant to this clause (iv) which are reinvested by Guarantor or any of its Subsidiaries in specified assets or a specified business in the same or similar lines of business shall not be counted towards such $8,000,000 aggregate limitation, (v) the surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind, (vi) the grant in the ordinary course of business of any non-exclusive license of patents, trademarks, registrations therefor and other similar intellectual property, (vii) sales of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" to the extent not constituting (or released as) Credit Agreement Collateral (as defined in the Intercreditor Agreement) to a Receivables Subsidiary for the fair market value thereof, including cash in an amount at least equal to 75% of the book value thereof as determined in accordance with GAAP and (viii) sales of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" by a Receivables Subsidiary for the fair market value thereof, including cash in an amount at least equal to 75% of the book value thereof as determined in accordance with GAAP. Lease payments received shall be considered sale proceeds for purposes of this definition; provided that payments received with respect to operating leases of property or equipment aggregating less than $500,000 per annum shall not constitute sale proceeds for purposes of this definition. For purposes of clauses (vii) and (viii) notes received in exchange for the transfer of accounts receivable shall be deemed cash if the Receivables Subsidiary or other payor is require to repay said notes as soon as practicable from available cash collections less accounts required to be established as reserves pursuant to a contractual agreements with entities that are not Affiliates of Guarantor entered into as part of a Qualified Receivables Transaction.

         "Consolidated EBITDA" means, with respect to any Person for any period, the sum of, without duplication, (i) the Consolidated Net Income of such Person for such period, plus (ii) Fixed Charges of such person for such period, plus
(iii) provisions for Taxes based on income or profits for such period (to the extent such income or profits were included in computing Consolidated Net Income of such person for such period), plus (iv) consolidated depreciation, amortization and other non-cash charges of such person for such period, including any expenses paid by equity holders of such person required to be reflected as expenses on the books and records of such person, minus (v) cash payments with respect to any non-recurring, non-cash charges previously added back pursuant to clause (iv).

         "Consolidated Net Income" means, with respect to any person for any period, the aggregate of the Net Income of such person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP, provided that (i) the Net Income of any Receivables Subsidiary and any person which is not a Subsidiary (including any Unrestricted Subsidiary) or is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the referent person or a Subsidiary of the referent person, but not in excess of such referent person's or Subsidiary's pro rata share of such person's net income for such period, (ii) the Net Income of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iii) in the case of the Lessee, the Net Income of Lily Canada shall be included only to the extent of the amount of dividends or distributions paid to LCHC and (iv) Consolidated Net Income shall not include the Net Income of any person attributable to any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized upon the sale or other disposition (including, without limitation, dispositions pursuant to sale and leaseback transactions) of any asset or property outside of the ordinary course of business (including without limitation any such sale or disposition that would be accounted for as an extraordinary item in accordance with GAAP) and any gain (but not loss) realized upon the sale or other disposition by such person of any capital stock or marketable securities other than Cash Equivalents.

         "Fixed Charges" means, with respect to any person for any period, the sum of (a) the consolidated interest expense (without giving effect to any interest income) of such person, whether paid or accrued (without duplication), to the extent such expense was deducted in computing Consolidated Net Income of such person (including amortization or original issue discount, non-cash interest payments, fees and charges with respect to letters of credit, the interest component of capital leases and net payments, if any, in connection with Hedging Obligations, but excluding amortization of deferred financing fees), (b) the product of (i) all cash dividend payments (and non-cash dividend payments in the case of a person that is a Subsidiary) on any series of preferred stock of such person (except as provided below), times (ii) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory income tax rate of such person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP. For purposes of this definition, preferred stock shall not include preferred stock which (i) by its terms does not permit dividends to be paid except to the extent permitted under Section 5.10 hereof, (ii) makes no provision for election of directors by holders of such stock and (iii) is not Disqualified Stock.

         "Guaranty" means a guarantee (other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit an reimbursement agreements in respect thereof), or all or any part of any Indebtedness.

         "Hedging Obligations" means, with respect to any person, (i) the obligations of such person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, (ii) the net cost to such person of foreign exchange contracts and currency protection arrangements and
(iii) obligations under other similar agreements or arrangements designed to protect such person against fluctuations in interest rates or currencies.

         "Indebtedness" means, with respect to any Person, (without duplication) any indebtedness of such Person whether or not contingent, (a) in respect of borrowed money or evidence by bonds, notes debentures or similar instruments or
(b) in respect of letters of credit(or reimbursement Obligations in respect thereof) or (c) represent the balance deferred and unpaid of the purchase price of any property (including pursuant to capital leases) or (d) representing any Hedging Obligations except any such balance that constitutes an accrued expense or a trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit or reimbursement Obligations in respect thereof or Hedging Obligation) would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP, and also includes to the extent not otherwise included, the Guaranty of items which would be included with this definition.

         "Investment" means any direct or indirect advances (other than advances to customers in the ordinary course of business which are recorded as accounts receivable or short term notes receivable on the balance sheet of any Person or its Subsidiaries), loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others of any payment for property or services for the account or use of others), or any purchase or acquisition of Equity Interest, bonds, notes (other than notes acquired from customers in the ordinary course of business), debentures or other securities issued by any Person.

         "LCHC" means Lily Canada Holding Corporation, a Delaware corporation, and the owner of all outstanding capital stock of Lily Canada.

         "Lily Canada" means Lily Cups Inc., a Canadian corporation.

         "Net Proceeds" means the aggregate cash proceeds received by Guarantor, Lessee or any of the their Subsidiaries in respect of any Asset Sale, net of (i) the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions and the expenses and fees associated with make the Asset Sale), (ii) any taxes paid or payable as a result thereof and after taking into account any available tax credit or deductions arising from such Asset Sale, (iii) any reserve for adjustment in respect of the sale price of such asset or assets required by GAAP and (iv) repayment of any Purchase Money Liens in respect of the Assets sold.

         "Obligations" means, with respect to any Person, any principal, premium, interest, penalties, expenses, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness of such person including, any amounts payable by such person as a result of any Hedging Obligations.

         "Pro Forma Fixed Charge Coverage Ratio" means, for any period of four consecutive fiscal quarters, in connection with any proposed Restricted Payment the ratio of (i) Consolidated EBITDA for such period to (ii) Pro Form Fixed
Charges for such period, provided, however, that (a) in the event of a Restricted Payment, subsequent to the commencement of the period for which the Pro Forma Fixed Charge Coverage Ratio is being calculated but prior to the event for which the calculation of the Pro Forma Fixed Charge Coverage Ratio is made, then the Pro Form Fixed Charge Coverage Ratio will be calculated giving pro forma effect to such event, as if the same had occurred at the beginning of the applicable period, (b) in making such computation, the Fixed Charges of such person attributable to interest on any Indebtedness bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period, (c) in making such computation, there shall be excluded from Fixed Charges any Fixed Charges related to any amount of Indebtedness or Disqualified Stock that was outstanding during or subsequent to the applicable period but is not outstanding on the date of the event for which the calculation of the Pro Forma Fixed Charge Coverage Ratio is made (including by means of refinancing such Indebtedness or Disqualified Stock on such date), except for Fixed Charges actually incurred with respect to Indebtedness borrowed (as adjusted pursuant to clause (b)) pursuant to the BA Loan Agreement to the extent any commitment thereunder remains in effect on the date of the event for which the calculation of the Pro Form Fixed Charge Coverage Ratio is made, (d) in the event that Guarantor, the Lessee or any of their Subsidiaries consummates a material acquisition or any Asset Sale subsequent to the commencement of the period for which the calculation of the Pro Forma Fixed Charge Coverage Ratio is being calculated but prior to the event for which the Pro Forma Fixed Charge Coverage Ratio is made, then the Pro Forma Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such material acquisition or Asset Sale (including the incurrence or repayment of any Indebtedness in connection therewith), as if the same had occurred at the beginning of the applicable period and (e) the event for which the calculation of the Pro Forma Fixed Charge Coverage Ratio is made shall be assumed to have occurred at the beginning of the applicable period.

         "Purchase Money Lien" means a Lien granted on an asset or property to secure a Purchase Money Obligation permitted to incurred under Section 5.09 hereof and incurred solely to finance the acquisition of such asset or property; provided, however, that such Lien encumbers only such asset or property and is granted with 180 days of such acquisition.

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
         "Purchase Money Obligation" of any Person means any obligations of such person to any seller or any other Person incurred or assumed to finance the acquisition of real or personal property to bused in the business of such Person or any of its Subsidiaries in an amount that is not more than 100% of the cost of such property, and incurred within 180 days after the date of such acquisition (excluding accounts payable to trade creditors incurred in the ordinary course of business).

         "Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by Guarantor or any of its Subsidiaries pursuant to which Guarantor or any of its Subsidiaries may sell, convey or otherwise transfer to (i) a Receivables Subsidiary (in the case of a transfer by Guarantor or any of its Subsidiaries) and (ii) any other person (in the case of a transfer by a Receivables Subsidiary), or may grant a security interest in any accounts receivable (whether now existing or arising in the future) of Guarantor or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all material contracts and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable.

         "Receivables Subsidiary" means a direct or indirect wholly owned Subsidiary of Guarantor which engages in no activities other than in connection with the financing of accounts receivable and which is designated by the Board of Directors of Guarantor (as provided below) as a Receivables Subsidiary (a) no portion of the Indebtedness or any other Obligations (contingent or otherwise) of which (i) is guaranteed by Guarantor or any Subsidiary of Guarantor, (ii) is recourse to or obligates Guarantor or any Subsidiary of Guarantor in any way other than pursuant to representations and covenants entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of Guarantor or any Subsidiary of Guarantor, directly or indirectly, contingently or otherwise, to the satisfaction thereof other than pursuant to representations and covenants entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither Guarantor nor any Subsidiary of Guarantor has any contract, agreement, arrangement or understanding other than on terms no less favorable to Guarantor or such Subsidiary than those that might be obtained at the time from persons who are not Affiliates of Guarantor, other than fees payable in the ordinary course of business in connection with servicing accounts receivable and (c) with which neither Guarantor nor any Subsidiary of Guarantor has any obligation (i) to make any Investment therein or
(ii) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of Guarantor shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors of Guarantor giving effect to such designation and an Officer's Certificate certifying that such designation complied with the foregoing conditions.

                  SECTION 5.11.  Merger of Lessee or Guarantor.

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
                  (a) Neither Lessee nor Guarantor will consolidate or merge with or into any other Person or sell, transfer, convey or lease all or substantially all of its assets in a single or series of transactions to any other Person, unless:

                  (i) the successor entity formed by such consolidation or into which it is merged or the successor entity that acquires by conveyance, transfer or lease all or substantially all its assets as an entirety
         (x) shall be a United States corporation and (y) if Lessee or Guarantor, as the case may be, is not the successor entity, shall execute and deliver to Owner Trustee and each Owner Participant an agreement in form and substance satisfactory to each of them containing an assumption by such successor entity of the due and punctual performance of each covenant and condition of the Operative Documents to be performed or observed by Lessee or Guarantor, as applicable;

                  (ii) immediately after giving effect to such transaction, no Lease Default or Lease Event of Default shall have occurred and be continuing;

                  (iii) except for the merger, within one year following the Basic Term Commencement Date, (x) of Lessee and/or Guarantor into or with Fonda or (y) of Lessee with Sherwood and its subsidiaries, immediately after giving effect to such transaction the tangible net worth (calculated in accordance with GAAP) of such successor entity shall be no less than that of Lessee or Guarantor immediately prior to such transaction;

                  (iv) Lessee or Guarantor shall have delivered to each Owner Participant and Owner Trustee an Officer's Certificate and an opinion of counsel which may be an opinion of the General Counsel reasonably satisfactory to each such Person, stating that such consolidation, merger, sale, conveyance, transfer or lease, as the case may be, and the assumption agreement required by clause (i) above, comply with this
         Section 5.11(a) and that all conditions precedent relating to such action have been complied with;

                  (v) Guarantor shall remain liable for its obligations under the Guarantee to the same extent as if such assignment, merger, consolidation or sale had not occurred, and the Lessor shall have received written confirmation thereof;

                  (vi) Lessor shall have received not less than 15 Business Days prior notice of such assignment, merger, consolidation or sale;

                  (vii) Lessee pays all of the reasonable expenses incurred by the Owner Participants and the other parties to the Operative Documents in connection with such assignment, merger, consolidation or sale; and

                  (viii) Lessee has made or will promptly make all filings necessary to protect the interests of Lessor in respect of such assignment, merger, consolidation or sale.

                  (b) Upon any such consolidation or merger of or with Lessee, or any sale, conveyance, transfer or lease of all or substantially all of the assets of Lessee in accordance with this Section 5.11, the successor entity formed by such consolidation or into which Lessee shall be merged or to which such sale, conveyance, transfer or lease shall be made shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under the Operative Documents to which it is a party with the same effect as if such successor entity had been named as Lessee therein.

                  SECTION 5.12. Compliance with Law. Lessee and Guarantor will comply with all Applicable Laws, which are material to the conduct of its business, such compliance to include, without limitation, paying or discharging before the same become delinquent all taxes, assessments, governmental charges and taxes imposed upon it or upon its income, profits or property prior to the date on which penalties attach thereto except to the extent subject to a Permitted Contest and against which it is maintaining adequate reserves in accordance with the applicable generally accepted accounting principles.

                  SECTION 5.13. Collateral Identification. Lessee shall maintain a system of identification number tagging on each Component and each item of tangible PPE Collateral which will identify the asset number as set forth in
Schedule 1 to the Bill of Sale or in Exhibit A to the Security Agreement, as the case may be.

                                   ARTICLE VI

                                General Indemnity
                                -----------------

                  SECTION 6.01. General Indemnity. Lessee does hereby assume liability for, and (whether or not any of the transactions contemplated hereby shall be consummated) shall indemnify, protect, defend, save and hold harmless and keep whole each Indemnified Person, on an After-Tax Basis, from and against, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, judgments, costs, expenses and disbursements (each a "Claim") of whatever kind and nature that may be imposed on, incurred by or asserted against such Indemnified Person relating to or arising out of:

               (A) the Operative Documents and any amendments or modifications thereto or any Transaction (including, without limitation, the performance or enforcement of all obligations of Lessee under the Operative Documents and payments made pursuant thereto or other transactions contemplated thereby and any claims or penalty arising out of a violation of Applicable Laws with respect thereto (including ERISA and securities laws));

               (B) the manufacture, financing, construction, purchase, acceptance, installation, possession, repossession, rejection, control, storage, ownership, delivery, nondelivery, transport, use, operation, leasing, subleasing, substitution, replacement, modification, condition, maintenance, repair, sale, assembly, reassembly, abandonment, redelivery, return or other disposition of, or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) on, the Equipment, the Collateral or any Component or item thereof or interest therein, including any Environmental Claim or other liabilities imposed by or under Environmental Laws (including all investigations, inspections and reinspections, clean-up costs and expenses, except to the extent such costs and expenses result from investigations or clean-ups initiated or undertaken by an Indemnified Person without demand or compulsion by a Governmental Authority or other third party);

               (C) any claim or penalty related to the Equipment or the Collateral arising out of violations of Applicable Laws, or in tort (whether in strict liability or otherwise) or arising from the active or passive negligence of an Indemnified Person, latent or other defects, whether or not discoverable by any Person, loss of or damage to any property or the environment, death of or injury to any Person;

               (D) any claim for patent, trademark or copyright infringement relating to the Equipment or the Collateral or its use; and

               (E) all costs and expenses incurred by any Indemnified Person in connection with any Lease Default or Lease Event of Default, or any Event of Loss;

provided,  however,  that Lessee shall not be required  pursuant to this Section
6.01 to assume, or to provide indemnity for:

               (a) with respect to any Indemnified Person, any Claim to the extent resulting from or arising out of (i) such Indemnified Person's or a Related Indemnity's own gross negligence or willful misconduct (other than the gross negligence or willful misconduct imputed to such Indemnified Person solely by reason of its interest in the Equipment or any Transaction), (ii) any representation or warranty by such Indemnified Person in the Operative Documents being incorrect in any respect or (iii) the breach by such Indemnified Person of any agreement, covenant or condition in any of the Operative Documents;

               (b) any Claim in respect of the Equipment to the extent resulting from acts or events occurring after the later of (i) the return of the Equipment pursuant to Section 8.01 of the Lease or (ii) the Scheduled Expiration Date (or upon any earlier termination of the Lease with respect to the Equipment) where the Equipment is not being returned, and in each case other than liability relating to or to arising out of acts or omissions of Lessee or its agents;

               (c) with respect to an Indemnified Person, any Claim to the extent arising as a result of any transfer or other disposition by such Indemnified Person or Related Indemnitee of the Equipment or any part thereof or any interest therein or any interest under the Operative Documents or in any other Indemnified Person, other than a transfer or disposition arising by reason of (i) any sublease, replacement, substitution or maintenance of, or modification to, the Equipment or any Component thereof, (ii) Lessee's exercise of its rights pursuant to Article VII or XVI of the Lease, (iii) an Event of Loss, or (iv) a Lease Event of Default having occurred and continuing;

               (d) with respect to an Indemnified Person, any Claim to the extent resulting from the imposition of any Lessor Lien by such Indemnified Person;

               (e) with respect to any Indemnified Person, any Claim resulting from, or attributable to, an alleged breach of fiduciary duty or any "prohibited transaction" within the meaning of section 4975 of the Code or section 406 of ERISA (or any comparable laws of any Governmental Authority) caused by such Indemnified Person not making or holding its investment in the Equipment as contemplated by the Operative Documents;

               (f) any Tax liability (other than "gross-ups" in respect of payments on an After-Tax Basis or in respect of violations of ERISA) or loss of Tax benefits and any costs or expenses of contesting with any tax authority any such liability or loss, whether or not separately indemnified; and

               (g) any Claim relating to the failure of the Owner Trustee to make any distribution required by the Trust Agreement upon receipt by Owner Trustee of payment from Lessee or Guarantor.

The indemnities set forth in this Section 6.01 shall not constitute a guarantee, representation or warranty to any Indemnified Person of or as to the value or useful life of any Equipment, or any guarantee, representation or warranty that any debt incurred by an Owner Participant to finance its Lessor's Cost will be paid.

                  SECTION 6.02. Subrogation; Waiver. Upon payment in full of any assumed liability or indemnity pursuant to Section 6.01, so long as no Material Default has occurred and is continuing, Lessee shall, to the extent of such payment, be subrogated to any rights of the Indemnified Person in respect of the matter against which such indemnity was given. Lessee waives as a defense any immunity which Lessee may have or claim under any state laws or regulations relating to worker's compensation.

                  SECTION 6.03.  Claims.

                  (a) Claims Procedure. In case any action, suit or proceeding shall be brought against any Indemnified Person for which such Indemnified Person is entitled to indemnification, such Indemnified Person shall promptly notify Lessee of the commencement thereof (but the failure to do so shall not relieve Lessee of its obligation to indemnify such Indemnified Person except to the extent that Lessee or its insurer is materially prejudiced as a result of the failure). If a Responsible Officer of Lessee has actual knowledge of any claim or liability to be indemnified against under this Section 6.01, it shall give prompt written notice thereof to the applicable Indemnified Persons. Subject to the rights of insurers under policies of insurance maintained by or for the benefit of Lessee, Lessee shall have the right to investigate, and, if Lessee states that it shall indemnify such Indemnified Person (with Lessee reserving its right to take a contrary position based on factual circumstances as subsequently learned by Lessee, which position Lessee will promptly disclose to such Indemnified Person, in which event Lessee shall no longer have the right to defend or compromise), the right at its sole discretion to defend or compromise (using its reasonable best effort and counsel of its choice), any Claim for which indemnification is sought under this Article VI, and, at Lessee's expense, the Indemnified Person shall cooperate with all reasonable requests of Lessee in connection therewith; provided, however, that Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if:

                  (i) such action, suit or proceeding involves the potential imposition of criminal liability or material unindemnified civil liability on such Indemnified Person or a risk (other than a de minimis risk) of the sale, forfeiture or loss of the Equipment or the creation of any Lien (other than a Permitted Lien) on the Equipment or the Trust Estate or any part thereof;

                  (ii) a Material Default shall have occurred and be continuing, unless Lessee shall have provided security for its obligations under this Article VI reasonably satisfactory to such Indemnified Person;

                  (iii) such Claim is joined with one or more claims for which Lessee is not obligated to indemnify hereunder and such other claims are not severable from the indemnifiable claim; or

                  (iv) in the reasonable opinion of such Indemnified Person, there exists an actual or potential material conflict of interest between Lessee and the Indemnified Person such that it is advisable for such Indemnified Person to retain control of such proceeding;

provided, further, in the event of an action, suit or proceeding contemplated by the preceding provisos, Lessee may nevertheless participate at its own expense in such action, suit or proceeding. In the event such proceeding would involve a compromise on a basis that admits criminal liability, negligence or willful misconduct by such Indemnified Person, such compromise shall not be obtained without the express consent of such Indemnified Person. In the event Lessee or its insurers undertake the defense of an Indemnified Person with respect to a claim, no additional (beyond those accrued prior to Lessee's assumption of the defense) legal fees or expenses of such Indemnified Person in connection with the defense of such claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of Lessee or such insurers. Lessee shall pay the reasonable out-of-pocket costs, disbursements and expenses (including reasonable legal fees and expenses) in connection with any such action, suit or proceeding which is indemnified by Lessee under Section 6.01, and which is conducted by an Indemnified Person pursuant to the terms of this Section 6.03. Notwithstanding the foregoing, where Lessee is obligated hereunder to pay the expenses of an Indemnified Person or Indemnified Persons, Lessee shall nonetheless not be liable for the fees and expenses of more than one counsel in each relevant jurisdiction for (A) each Owner Participant (and each of their respective successors and assigns) and (B) Owner Trustee (and its respective successors and permitted assigns, agents and servants).

                  (b) Insured Claims. In the case of any Claim indemnified by Lessee hereunder which is covered by a policy of insurance maintained by or for the benefit of Lessee, each Indemnified Person agrees to reasonably cooperate, at the expense of Lessee, with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim (but the failure to do so shall not relieve Lessee of its obligation to indemnify such Indemnified Person except to the extent that Lessee or its insurer is materially prejudiced as a result of such failure).

                  (c) Payments. Subject to Lessee's contest rights as provided herein, on demand after any Indemnified Person shall make a claim (such claim to specify in reasonable detail the nature thereof) on Lessee in respect of any Expense, Lessee will pay such claim to such Indemnified Person.

                  (d) Primary Obligor. Lessee's obligations under the indemnities provided for in this Agreement shall be those of a primary obligor whether or not the Indemnified Person shall also be indemnified with respect to the same manner under the terms of this Agreement or any other document or instrument, and the Person seeking indemnification from Lessee pursuant to any provision of this Agreement may proceed directly against Lessee without first seeking to enforce any other right of indemnification. Lessee's agreement under this Article VI constitutes a separate agreement with respect to each Indemnified Person and is enforceable directly by each Indemnified Person whether or not the Lessor has made a claim for Supplemental Rent on behalf of such Indemnified Person under the Lease. Payments by Lessee under this Article VI shall be payable in the same currency as the indemnified liability.

                                   ARTICLE VII

                              General Tax Indemnity
                              ---------------------

                  SECTION 7.01.  General Tax Indemnity.

                  (a) Lessee agrees that each payment of Rent shall be free and clear of, and without deduction for, any and all withholdings on account of Taxes that are subject to indemnification by Lessee and not excluded pursuant to
Section 7.01(b) hereof. If any such deduction or withholding of Taxes is required with respect to Rent, Lessee shall pay an additional amount of Rent such that the net amount actually received by each Indemnified Person, after such deduction or withholding, will be equal to all such amounts that would be received by such Indemnified Person if no such deduction or withholding had been required.

                  Except as provided in Section 7.01(b) hereof, Lessee agrees to pay, indemnify, defend and hold harmless on an After-Tax Basis each Indemnified Person against any and all Taxes imposed on or with respect to any such Indemnified Person or the Equipment or interest therein, based upon or measured by or in connection with or relating to:

                  (i) the Equipment or interest therein or the Collateral or any item thereof or interest therein;

                  (ii) the manufacture, purchase, acquisition, delivery, non-delivery, acceptance, ownership, possession, repossession, location, relocation, financing, leasing, use, operation, maintenance, repair, alteration, modification, replacement, condition, testing, registration, redelivery, sale or other application or disposition of the Equipment or Collateral or interest therein;

                  (iii) the payment of Rent, Stipulated Loss Value, Fair Market Sales Value, EBO Price or other amounts under the Lease;

                  (iv) the property, income or other proceeds received with respect to the Trust Estate;

                  (v) the Operative Documents or amendments or supplements thereto, their execution or the transactions contemplated or effected thereby; or

                  (vi) otherwise with respect to or in connection with the Transactions.

                  (b) Exclusions. The indemnity provided for in Section 7.01(a) above shall not apply to any of the following (except for purposes of computing amounts necessary to pay any amount on an After-Tax Basis):

                  (i) Taxes based upon, or measured by or with respect to the net income, net receipts, items of tax preference (collectively, "Income Taxes") of the Indemnified Person imposed by the United States of America or any state or local jurisdiction or other domestic taxing authority within the United States of America; provided, however, that the exclusion set forth in this clause (i) shall not apply to taxes that are in the nature of property, stamp, license, value added (except for value added taxes which by their terms or controlling legislative history thereof are imposed in direct and clear substitution for income taxes), ad valorem, sales, capital stock, net worth, rental or use taxes or capital stock, franchise, net worth taxes;

                  (ii) Taxes imposed on an Indemnified Person to the extent resulting from activities of the Indemnified Person that are unrelated to the Transactions, in each case in the jurisdiction imposing such Taxes;

                  (iii) Taxes that result from a voluntary sale, assignment, transfer or other disposition by the Indemnified Person of all or any portion of an interest in the Equipment, other than a sale, assignment, transfer or other disposition while a Lease Event of Default is continuing or arising by reason of (A) any sublease, substitution, replacement or maintenance of, or any Modification to the Equipment or any Component, (B) Lessee's exercise of any purchase or termination option described in Section 7.01, 16.01 or 16.02 of the Lease or (C) an Event of Loss or any other destruction, damage, theft or requisition of use or title of the Equipment or any Components;

                  (iv) Taxes that result from any breach by the Indemnified Person of any of its representations, warranties or covenants in any of the Operative Documents, but only if and to the extent such inaccuracy or breach is not due to an act or omission of, or the inaccuracy or breach of any representation, warranty or covenant by or of, Lessee or Guarantor;

                  (v) Taxes imposed as a result of any amendment to any Operative Document entered into by the Indemnified Person other than any amendment (A) consented to by Lessee in writing, (B) required by Applicable Laws or required or made pursuant to the Operative Documents, or (C) while a Material Default has occurred and is continuing;

                  (vi) Taxes imposed as a result of, or in connection with, any "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 or ERISA (or any comparable laws of any Governmental Authority) engaged in by any Indemnified Person as a result of a breach of representation by such Indemnitee;

                  (vii) Taxes imposed with respect to any period commencing after the earlier of the expiration of, or earlier termination of, the Lease in accordance with the terms thereof; provided, however, that this clause (x) shall not apply (A) in respect of any Taxes incurred by reason of any payments by Lessee or any Indemnified Person made after such period, (B) while a Material Default shall have occurred and be continuing or (C) in respect of Taxes arising from any act or omission of, or any event attributable to, Lessee or any Affiliate, agent, sublessee or assignee of Lessee which occur prior to the expiration of the Lease;

                  (viii) with respect to any Owner Participant, Taxes for which Lessee is obligated to indemnify such Owner Participant under the Tax Indemnity Agreement;

                  (ix) Taxes which have been included (but only to the extent actually included and paid to the appropriate tax authority) in Lessor's Cost or Transaction Expenses; and

                  (x) Taxes resulting from the willful misconduct or gross negligence of the Indemnified Person (other than gross negligence or willful misconduct imputed to such Indemnified Person solely by reason of its interest in the Equipment, its participation in the Transaction or the gross negligence or willful misconduct of Lessee or Guarantor).

                  (c) Tax Savings. If an Indemnified Person or any Affiliate of such Indemnified Person who files any tax return or pays any Taxes on a combined, consolidated, unitary or similar basis with such Indemnified Person shall actually realize for any taxable period a reduction in Tax not indemnified by Lessee pursuant to this Article VII (whether attributable to a credit, deduction, exclusion from income or otherwise) arising from or related to any amount with respect to which Lessee has reimbursed or indemnified such Indemnified Person on an After-Tax Basis pursuant to the Operative Documents, and such reduction in Tax was not taken into account in determining the amount payable by Lessee on account of such reimbursement or indemnification, such Indemnified Person shall pay to Lessee, so long as no Material Default shall have occurred and be continuing, within 30 days after such Indemnified Person shall have actually realized such Tax saving, the amount of such saving, together with the amount of any Tax savings resulting from any payment pursuant to this sentence; provided that Lessee shall not be entitled to receive an amount in excess of the amount of such Taxes in respect of which the indemnification was paid by Lessee, and provided, further, that any amount not paid to Lessee pursuant to the foregoing limitation shall be carried forward and reduce pro tanto any future payments Lessee may be required to make to such Indemnified Person pursuant to Section

7.01(a). Each Indemnified Person may determine in its sole discretion whether to claim a tax credit as distinguished from a tax deduction in determining the amount of such Tax savings. If it is later determined that the Indemnified Person was not entitled to such Tax savings or reduction in Tax, the portion of such Tax savings or reduction in Tax that is repaid, recaptured or disallowed will be treated as a Tax for which Lessee must indemnify the Indemnified Person pursuant to the provisions of Section 7.01(a) hereof but without regard to the provisions of Section 7.01(b).

                  (d) Refund. Upon receipt by any Indemnified Person of a refund of all or part of any Taxes which Lessee shall have paid for such Indemnified Person or for which Lessee shall have reimbursed, advanced funds to or indemnified such Indemnified Person, such Indemnified Person shall, provided that no Material Default shall have occurred and be continuing, pay or repay to Lessee an amount which, after the subtraction of the amount of any further net Tax savings actually realized by such Indemnified Person as a result of the payment under this paragraph, and the addition of any net Tax detriment realized by such Indemnified Person as a result of the receipt or accrual of such refund and any interest received or accrued by such Indemnified Person on such refund, is equal to the amount of such refund and any interest received by such Indemnified Person that is fairly attributable to such refund, limited to the amount of indemnity payments previously made by Lessee pursuant to Section 7.01(a); provided, that any excess payments shall be carried forward and applied against future indemnity payments of obligations of Lessee under Section 7.01(a). If it is later determined that the Indemnified Person was not entitled to such refund, the portion of such refund that is repaid, recaptured or disallowed will be treated as a Tax for which Lessee must indemnify the Indemnified Person pursuant to this Article VII pursuant to the provisions of
Section 7.01(a) hereof but without regard to the provisions of Section 7.01(b).

                  Owner Participant and the Lessor shall pursue in good faith refunds and tax benefits (including foreign tax credits) that would result in any payments to Lessee pursuant to Section 7.01(c) or 7.01(d) hereof or reduce Lessee's or Guarantor's obligations hereunder.

                  (e) Verification. The results of all computations by an Indemnified Person required under this Article VII, together with a statement describing in reasonable detail the manner in which such computations were made, shall be delivered by the relevant Indemnified Person to Lessee in writing. If Lessee so requests within 30 days after receipt of such computations, then a nationally recognized firm of United States accountants selected by the relevant Indemnified Person and reasonably acceptable to Lessee shall review such computations, and the relevant Indemnified Person will make available to such firm (subject to the execution by such firm of a confidentiality agreement reasonably acceptable to the relevant Indemnified Person, which agreement shall prohibit disclosure of such Person's assumptions to any third party, including Lessee) all information and materials (other than copies of tax returns) as shall be reasonably necessary or desirable in connection therewith. The review and determination of such computations by such firm of accountants shall be final. Pending such review and determination, Lessee agrees to pay the amount as computed by the relevant Indemnified Person, subject to any appropriate refund to Lessee being made upon the determination of such firm of accountants as aforesaid. The fees and expenses of the accountants in verifying an adjustment pursuant to this Section 7.01(e) shall be paid by Lessee; provided, however that, if such verification discloses an error adverse to Lessee of more than 5% of the amount determined by the relevant Indemnified Person, such fees and expenses shall be paid by the relevant Indemnified Person. The parties hereto agree that the accounting firm's sole responsibility shall be to verify the computation of any amounts payable under this Article VII and that matters of interpretation of this Agreement are not within the scope of such accounting firm's responsibilities.

                  (f) Payment. Unless being contested in accordance with Section
7.02  hereof,  any amount  payable to an  Indemnified  Person  pursuant  to this
Article VII shall be paid within 30 days after receipt of a written demand therefor from such Indemnified Person accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable; provided, that such amount need not be paid prior to the later of (A) the date on which such Taxes are paid or (B) in the case of amounts which are being contested pursuant to Section 7.02 hereof, subject to the provisions of Section 7.02 requiring a payment by Lessee, the time such contest (including all appeals permitted hereunder) is finally resolved.

                  SECTION 7.02. Contest. If a written claim is made against an Indemnified Person for any Taxes with respect to which Lessee may be liable for payment or indemnity hereunder, such Indemnified Person shall give Lessee notice in writing of such claim within 30 days after its receipt, but the failure to give such notice shall not diminish Lessee's obligation hereunder. If Lessee shall so request in writing within 30 days after receipt of such notice, such Indemnified Person shall in good faith, at Lessee's sole cost and expense, contest the imposition, validity, applicability or amount of such Tax (including taking appeals of any adverse judicial decisions except that an Indemnified Person shall not be obligated to take any appeal to the Supreme Court of the United States) or shall permit or at such Indemnified Person's election, require Lessee to contest in either the name of Lessee or in the name of the Indemnified Person. After considering any views offered by Lessee and Lessee's counsel concerning the forum in which the claim is most likely to be resolved favorably, such Indemnified Person shall, in its sole discretion, select the forum for such contest and determine whether any such contest shall be conducted by (A) resisting payment of such Tax, (B) paying such Tax under protest, or (C) paying such Tax and seeking a refund or other repayment thereof in appropriate administrative or judicial proceedings, provided that at such Indemnified Person's option, such contest shall be conducted by Lessee in the name of such Indemnified Person.

                  The relevant Indemnified Person or Lessee, as the case may be, shall supply the other party with such information in its possession that is requested by the other party and that is related solely to such claim as is necessary or advisable for the other party to control or participate in any proceeding to the extent provided by this Section 7.02. In the case of any contest that an Indemnified Person is required to contest, such Indemnified Person may direct that Lessee control the conduct of such contest.

                  Notwithstanding the foregoing provisions of this Section 7.02, in the case of a claim for any Taxes, such Indemnified Person shall not be required to take any administrative or judicial action and Lessee shall not be able to contest such claim in its own name or that of the Indemnified Person unless:

                  (a) Lessee shall have agreed to pay, and shall pay, on an After-Tax Basis, such Indemnified Person on demand all reasonable out-of-pocket costs, losses and expenses which such Indemnified Person may incur in connection with contesting such Taxes, including, without limitation, all reasonable legal, accountants and investigatory fees and disbursements;

                  (b)  if  a  Material   Default  shall  have  occurred  and  be
continuing,  Lessee shall have provided  security for its obligations under this
Section 7.02 reasonably satisfactory to such Indemnified Person;

                  (c) such Indemnified Person shall have determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Equipment or any risk of criminal penalties;

                  (d) in the event the Indemnified Person decides to pay the Tax prior to the contest, Lessee shall, at its option, either (A) pay or reimburse the Indemnified Person for such Taxes (plus any additional amounts calculated in accordance with this Section 7.02) or (B) provide to the Indemnified Person an interest-free, advance in an amount equal to the Tax which the Indemnified Person is required to pay (and indemnify such Indemnified Person against any adverse tax consequences arising from such advance);

                  (e) Lessee shall have delivered to the Indemnified Person a written binding agreement and acknowledgement in a form reasonably satisfactory to such Indemnified Person of (A) Lessee's liability under this Article VII for such Taxes to the extent such contest is not successful and (B) the inapplicability of any defenses and exclusions thereto (provided, however, that Lessee will not be bound by its acknowledgement of liability if the contest is resolved with a written judicial decision on a basis that clearly demonstrates that Lessee has no liability under this Article VII with respect to such Tax);

                  (f) Lessee has provided to such Indemnified Person an opinion of independent tax counsel mutually acceptable to Lessee and the Indemnified Person, at the sole cost of Lessee, that a Reasonable Basis exists to contest such claim (and, in the case of an appeal of an adverse judicial decision, to appeal such decision); and

                  (g) the amount of the indemnity payable hereunder (which shall include prospective exposure in future tax years attributable to the position being challenged) shall exceed $100,000.

The parties further agree that an Indemnified Person may at any time decline to contest, or to take further action with respect to the contest of, or to permit Lessee to contest, any claim for a Tax for a given taxable period, provided, however, that if Lessee has properly requested such contest pursuant to this
Section 7.02 and otherwise meets its  obligations  hereunder,  such

Indemnified Person (A) shall waive its. rights to any indemnity payment by Lessee which would otherwise be payable by Lessee pursuant to this Article VII in respect of such claim for such taxable period, and (B) shall pay to Lessee any amount previously paid or advanced by Lessee pursuant to clause (d) of this paragraph with respect to such claim for such Tax or the contest of such Tax.

                  Notwithstanding anything to the contrary contained in this Section, the Indemnified Person shall not be required to contest any proposed claim for Taxes if the subject matter thereof shall be of a continuing nature and shall have been previously decided by a court of competent jurisdiction pursuant to the contest provisions of this Section 7.02 unless there shall have been a change in law (or interpretation thereof) after the date with respect to which such previous contest shall have been decided, and the Indemnified Person shall have received, at Lessee's expense, an opinion of independent tax counsel mutually acceptable to Lessee and such Indemnified Person that, as a result of the change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.

                  If an Indemnified Person shall fail to perform its obligations under this Section 7.02, such failure shall not discharge, diminish or relieve Lessee of any liability for indemnification that it may have to such Indemnified Person hereunder, unless the contest of a claim is precluded as a result of such failure; provided that any payment by Lessee to such Indemnified Person pursuant hereto shall not be deemed to constitute a waiver or release of any right or remedy (including any remedy of damages) that Lessee may have against such Indemnified Person if as a result of such failure Lessee's ability to contest the claim is adversely affected.

                  SECTION 7.03. Reports. Lessee will provide such information as may be available to it and reasonably requested in writing by an Indemnified Person or required to enable an Indemnified Person to fulfill its tax filing requirements with respect to the Transactions. In the event that any return, statement or report is required to be made or filed with respect to any Tax imposed on or indemnified against by Lessee under this Article VII, Lessee shall notify such Indemnified Person of such requirement and (A) to the extent permitted by law (unless otherwise requested by the Indemnified Person) or required by law, make and file in its own name such return, statement or report in such manner as will show the ownership of the Equipment in the name of the Lessor or the Owner Participant (as applicable) and furnish the Indemnified Person with a copy of such return, statement or report, (B) where such return, statement or report is required to be in the name of or filed by such Indemnified Person or the Indemnified Person otherwise requests that such return, statement or report be filed in its name, prepare and furnish such return, statement or report for filing by such Indemnified Person in such manner as shall be satisfactory to such Indemnified Person and send the same to the Indemnified Person for filing no later than 15 days prior to the due date or (C) where such return, statement or report is required to reflect items in addition to Taxes imposed on or indemnified against under this Article VII as determined by such Indemnified Person, provide such Indemnified Person with information in a form and manner reasonably acceptable to such Indemnified Person within a reasonable time, sufficient to permit such return, statement or report to be properly made and timely filed with respect thereto.

                  SECTION 7.04. Forms, etc. Each Indemnified Person agrees to furnish to Lessee from time to time, at Lessee's written request and expense, such duly executed and properly completed forms as it may be legally entitled to furnish as may be reasonably necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority in respect of any payments otherwise required to be made by Lessee pursuant to the Operative Documents, which reduction or exemption may be available to such Indemnified Person, unless such Indemnified Person has determined in good faith that furnishing such form would expose such Indemnified Person to any materially adverse consequences.

                  SECTION 7.05. Records. Lessee shall make available for inspection and copying by an Indemnified Person (at Lessee's expense) such records that are regularly maintained by Lessee or are reasonably available to Lessee as may be reasonably necessary to enable such Indemnified Person to fulfill its tax return filing obligations, but subject to reasonable confidentiality requirements of Lessee.

                                  ARTICLE VIII

                                    Expenses
                                    --------

                  SECTION 8.01.  Transaction Expenses.

                  (a) Transactions Consummated. If the transactions contemplated by this Agreement to occur on the Closing Date are consummated, each Owner Participant will pay a pro rata share of Transaction Expenses equal to the product of such Owner Participant's Percentage Interest and the aggregate amount of all Transaction Expenses, which Transaction Expenses (other than the fees and disbursements of Owner Participant's Special Counsel) shall be subject to the reasonable approval of Lessee prior to payment thereof.

                  (b) Transactions Not Consummated. If the transactions contemplated by this Agreement to occur on the Closing Date fail to close, Lessee will pay the Transaction Expenses and expenses of counsel incurred by the Owner Trustee and each Owner Participant; provided that, to the extent such failure to close is the result of any Owner Participant's breach of its obligations herein, such Owner Participant shall be responsible for its own Transaction Expenses, including its share of the fees of Owner Participant's Special Counsel and the Appraiser (an estimate of which has been provided to Lessee prior to the Closing Date).

                  SECTION 8.02. Fees and Expenses of Trustee and Tax Matters Partner. Lessee will pay all continuing fees and expenses (including reasonable counsel fees) of Owner Trustee and the expenses (including reasonable counsel fees) of the Tax Matters Partner incurred in connection with the transactions contemplated by the Operative Documents (other than the fees of such Trustee which constitute Transaction Expenses).

                  SECTION 8.03. Amendments, Waivers, Etc. Lessee will pay all reasonable out-of-pocket costs and expenses of Owner Trustee and the Owner Participants (including fees and expenses of their respective counsel) incurred in connection with any amendment or supplement to any Operative Document requested by Lessee or any waiver of any obligation of Lessee or Guarantor under any Operative Document.

                                   ARTICLE IX

                Recomputation of Basic Rent, EBO Payment Amounts,
                -------------------------------------------------
                             Stipulated Loss Values
                             ----------------------

                  SECTION 9.01.  Making of Adjustments.  (a)  If:

                  (i) the Closing Date shall be other than the date specified in the notice given by Lessee pursuant to Section 2.04(b));

                  (ii) the Transaction Expenses shall be other than 2.25% of Lessor's Cost; provided that if the Transaction Expenses are in excess of such amount or such other amount specified in the notice given by Lessee pursuant to Section 2.04(b) Lessee may, upon 5 days notice to the Owner Participants, elect to pay such excess in lieu of an adjustment pursuant to this Section 9.01;

                  (iii) any Tax Assumption Change described in a written notice from an Owner Participant to Lessee or from Lessee to an Owner Participant pursuant to Section 9.04 shall occur on or prior to the Closing Date; or

                  (iv) the Closing Date is later than 4 days after the date of determination of the Index Rate utilized in the schedules prepared pursuant to Section 2.04(b);

then, unless such changes or differences shall have previously been reflected in schedules prepared by the Owner Participants and accepted by Lessee, the Owner Participant Basic Rent Percentages, Owner Participant EBO Price Percentages, and Owner Participant SLV Percentages of such Owner Participant, shall be adjusted (utilizing the same economic and tax assumptions (except for the specified charge above) methodology and constraints as originally used by such Owner Participant) by such amounts as shall be appropriate first to adjust such Owner Participant's Economics to reflect any changes in the Index Rate referred to in clause (iv) above, and second so as to preserve such adjusted Owner Participant's Economics and, consistent therewith, to minimize the Implicit Interest Rate, to and including the EBO Date applicable to such Owner Participant.

                  (b) All required adjustments under clause (i), (ii) or (iii) of Section 9.01(a) shall be made as soon as practicable and to the greatest extent possible prior to the Closing Date, but in no event later than the Adjustment Date. Lessee agrees, at its expense and at the request of any other party hereto, promptly to prepare, execute and deliver an amendment to the relevant Lease Supplement confirming any such adjustment.

                  SECTION 9.02. Stipulated Loss Values: EBO Prices. At the time any adjustment of Owner Participant Basic Rent Percentages shall be required under this Article IX the Owner Participant SLV Percentages and Owner Participant EBO Price Percentages specified in the relevant Lease Supplements shall be adjusted by each Owner Participant in accordance with Section 9.01.

                  SECTION 9.03. Computation of Adjustments. Upon the occurrence of an event requiring an adjustment pursuant to this Article IX, each Owner Participant shall make the necessary computations. In making any such computations, such Owner Participant shall utilize the same methods, tax constraints, and assumptions originally used to calculate its Owner Participant Basic Rent Percentages, Owner Participant EBO Price Percentages and Owner Participant SLV Percentages (other than those assumptions changed as a result of the events described in Section 9.01(a) necessitating such computations; it being agreed that such computation shall reflect solely any changes of assumptions or facts resulting directly from any such event necessitating such recalculation). If Lessee shall disagree with any such amounts, they shall be reviewed and determined by an independent accounting firm chosen by such Owner Participant and acceptable to Lessee. In connection with any such review, such Owner Participant shall make available to such accounting firm on a confidential basis its pricing runs and its related assumptions including such Owner
Participant's original tax assumptions (but not including such Owner Participant's tax returns). The costs of such verification shall be borne by Lessee, except that such costs shall be borne by such Owner Participant if such verification reveals a miscalculation by such Owner Participant that would have resulted in a decrease in the Implicit Interest Rate in respect of the Equipment that is more than 5 basis points, if any, in such Implicit Interest Rate as computed by such accountants, in which case such fees shall be paid by such Owner Participant. Such accounting firm shall be requested to make its determination within 15 days. In the event such accounting firm shall determine that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The computations of the accounting firm shall be final, binding and conclusive upon such Owner Participant and Lessee.

                  SECTION 9.04. Tax Assumption Changes. Prior to Closing on the Closing Date, (i) any Owner Participant may deliver written notice to Lessee (x) specifying an amendment to the Code, Treasury Regulations (including proposed regulations which are also proposed to be effective on or prior to the Closing
Date), revenue rulings or administrative interpretations that has been enacted, promulgated or issued after April 15, 2000, and on or prior to the Closing Date (any such amendment, together with any amendment referred to in clause (ii) of this Section 9.04, a "Tax Assumption Change"), which amendment has the effect of adversely effecting such Owner Participant's Economics and (y) setting forth the adjustments to the Owner Participant Basic Rent Percentages, Owner Participant EBO Price Percentages and Owner Participant SLV Percentages applicable to such Owner Participant required as a result of such Tax Assumption Change, computed as provided in Section 9.01, and (ii) Lessee may give written notice to each Owner Participant specifying a Tax Assumption Change, which Tax Assumption Change would have the effect of improving such Owner Participant's Economics.

                                    ARTICLE X

                                    Transfers
                                    ---------

                  SECTION 10.01. Transfer of Owner Participant's Interest. (a) An Owner Participant shall not assign, convey or otherwise transfer all or any part of its right, title and interest in and to the Trust Estate or assign its rights under the Operative Documents except as provided in this Section 10.01.

                  (b) Provided (i) no Material Default shall have occurred and be continuing, and (ii) the Lease has not been declared in default (or deemed in default) pursuant to Section 14.01 of the Lease, an Owner Participant may assign, convey or otherwise transfer all, or any part of its right, title and interest in the Trust Estate if the transfer meets each of the following conditions:

                  (i) the transferee or assignee shall (x) be a financial institution, a corporation or limited liability company, (y) be organized under the laws of the United States of America or any state thereof, and (z) at the time of the transfer, not be the subject of any bankruptcy; insolvency, receivership or other similar proceedings;

                  (ii)the transferee or assignee shall not be a Competitor or an Affiliate of a Competitor of Lessee or Guarantor;

                  (iii) any transferee or assignee shall have (x) a Tangible Net Worth (or, in the case of a bank, combined capital and surplus) of at least $50,000,000 or (y) have its obligations unconditionally and irrevocably guaranteed pursuant to a guaranty agreement substantially in the form of Exhibit E-2 by an entity with such a Tangible Net Worth (or, in the case of a bank, such combined capital and surplus) or (z) have the transferring Owner Participant remain liable for its obligations under the Operative Documents as if no transfer had occurred;

                  (iv) an Owner Participant shall give Lessee and Guarantor at least 10 days' prior written notice of its intention to transfer or assign its interest in the Trust Estate or the Operative Documents (5 Business Days prior written notice in the event of a transfer to an Affiliate) (it being understood and agreed that such notice may not be given until a Business Day that is subsequent to the Closing Date) (a "Transfer Notice"). Not less than 5 Business Days prior to the proposed transfer, such Owner Participant shall provide the proposed documentation to be used in the proposed transfer for Lessee's, Guarantor's and Owner Trustee's review and approval; and

                  (v) the transferee or assignee shall represent that no part of the funds used by it to acquire any interest in the Equipment constitutes assets of any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) or any "plan" (as such term is defined in Section 4975(e)(1) of the Code).

                  (c) Any  assignment,  conveyance or transfer  pursuant to this
Section 10.01 shall be made pursuant to an Owner Participant Transfer Agreement in the form attached as Exhibit E-1. Upon any such assignment, conveyance or transfer (including any subsequent assignment, conveyance or transfer) in accordance with Section 10.01(b), (x) the transferee shall be deemed an "Owner Participant" for all purposes hereof, and shall be deemed to have made all payments in respect of the right, title and interest so transferred, and shall have a ratable interest therein, and each reference in any Operative Document to or encompassing such Owner Participant shall thereafter be deemed to include a reference to such transferee and (y) the transferor shall have no further obligations or liability with respect thereto from and after the date of such transfer, except that (i) it shall remain liable to pay any amounts which are due and payable by it on or prior to the date of transfer and (ii) no transfer or assignment shall waive or release such Owner Participant from any liability on account of any breach by it of any of its representations or warranties, covenants or obligations set forth in any of the Operative Documents in any such case occurring on or prior to the date of such transfer or assignment. Such Owner Participant shall respond promptly to any further requests for information from Lessee or Guarantor regarding the proposed transferee or assignee. Any purported transfer or assignment in violation of this Section 10.01 shall be void and of no effect whatsoever.

                  SECTION 10.02. Transfer of Owner Trustee's Interest. Subject to Section 10.01(d) of the Trust Agreement, Owner Trustee shall not transfer or assign its interest in the Equipment, the Lease or the Collateral, except to a successor Owner Trustee or co-trustee, without the prior consent of Lessee or except as required pursuant to any Operative Documents (including Section 12.02 hereof).

                                   ARTICLE XI

                                    Reserved
                                    --------

                                   ARTICLE XII

                                  Owner Trustee
                                  -------------

                  SECTION 12.01. Change of Situs of Owner Trust. The Owner Participant agrees that if, at any time, the Trust Estate becomes subject to any Taxes for which it is indemnified pursuant to Article VII hereof and if, as a consequence thereof, Lessee should request that the situs of the trust be moved to another state in the United States from the state in which it is then located, the situs of the trust may be moved with the written consent of the Owner Participants (which consent shall not be unreasonably withheld) and the Owner Participants will take whatever action may be reasonably necessary to accomplish such removal; provided that (A) Lessee shall provide such additional tax or other indemnification as the Owner Participants may reasonably request relating to such removal, (B) the rights and obligations under the Operative Documents of the Owner Participant shall not be altered as a result of the taking of such action and no Lease Event of Default shall have occurred and be continuing, (C) the Owner Participants shall have received an opinion or opinions of counsel (satisfactory to the Owner Participants), in scope, form and substance satisfactory to the Owner Participants to the effect that (I) the trust as thus removed, shall remain a validly established trust, (II) any amendments to the Trust Agreement necessitated by such removal shall have been duly authorized, executed and delivered by the parties thereto and shall constitute the valid and binding obligations of such parties, enforceable in accordance with their terms, (III) such removal will not result in the imposition of, or increase in the amount of, any Tax for which Lessee is not required to indemnify any Indemnified Person pursuant to Article VII hereof (taking into account any additional indemnification provided by Lessee pursuant to clause (A) of this sentence) and covering such other matters as the Owner Participants may reasonably request, and (D) Lessee shall indemnify and hold harmless the Owner Participants on an After-Tax Basis against any and all costs, losses and expenses including counsel fees and disbursements, registration fees, recording or filing fees and taxes incurred by Owner Trustee and the Owner Participants in connection with such change of situs.

                  SECTION 12.02. Removal of Owner Trustee. If at any time Trust Company shall have failed to perform its obligations hereunder or under the other Operative Documents, due to the gross negligence or willful misconduct or, in the case of handling funds, ordinary negligence, then, the Owner Participants (at the sole cost and expense of Lessee), may replace Owner Trustee with any other corporate trustee reasonably acceptable to Lessee in the manner provided in Section 10.01 of the Trust Agreement.

                                  ARTICLE XIII

                                  Miscellaneous
                                  -------------

                  SECTION 13.01. Documentary Conventions. This Agreement shall be governed by the Documentary Conventions.

                  SECTION 13.02. Confidentiality. The Owner Participants and Owner Trustee agree for the benefit of Lessee that it will not disclose or suffer to be disclosed any non-public information in respect of Lessee's business to any third party except (a) as required by Applicable Laws or any Governmental Authority, (b) in connection with the financing of the Equipment and the other transactions contemplated by the Operative Documents, (c) with the prior written consent of Lessee, (d) in connection with any litigation to which such Person is a party arising out of the transactions contemplated by the Operative Documents or the failure of Lessee to perform its obligations thereunder, (e) to any assignee or any prospective assignee which such Person reasonably believes to be a bona fide prospective assignee thereof, (f) in connection with the sale of the Equipment or other exercise of remedies after the declaration of a Lease Event of Default or, in the case of an Owner Participant, at any time after 12 months prior to the Scheduled Expiration Date (unless Lessee has theretofore exercised its option to purchase the Equipment), to a potential purchaser of such Equipment which potential purchaser is reasonably perceived by the Owner Participants to be a bona fide potential purchaser of the Equipment, (g) which has theretofore come into the public domain other than by reason of any disclosure prohibited hereby or (h) to its accountants and legal counsel for the purpose of seeking advice, on terms as to confidentiality which are to the same effect as those contained herein. Any disclosure as contemplated by clause (b) or (e) of the preceding sentence, including disclosure to counsel for the Owner Participants or to the Appraiser shall include a requirement that the entity to which such information is disclosed shall be subject to obligations of nondisclosure with respect to such information in accordance with a confidentiality agreement containing in substance the same restrictions regarding disclosure as set forth in this Section 13.02.

                  SECTION 13.03. Owner Trustee Not Acting in Individual Capacity. Each party hereto acknowledges that Trust Company is entering into this Agreement solely as Owner Trustee under the Trust Agreement and not, except as expressly provided herein, in its individual capacity, and in no case whatsoever shall either of them (or any entity acting as successor Owner Trustee under the Trust Agreement) be personally liable for any loss in respect of any of the statements, representations, warranties, agreements or obligations of Owner Trustee hereunder, except that each Owner Trustee shall be severally liable, in its individual capacity, (a) for its own willful misconduct or gross negligence; (b) in the case of the inaccuracy of any of its representations or warranties or the failure to perform any covenant of Owner Trustee in its individual capacity contained in or referred to in Section 4.04 of this Agreement or in Section 4.01 of the Lease; and (c) for the failure to use ordinary care in the receipt and disbursement of moneys actually received by it in accordance with the provisions hereof. If a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement, such successor Owner Trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of Owner Trustee hereunder and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder.

                  SECTION 13.04. Quiet Enjoyment. Notwithstanding any other provision of this Agreement or any other Operative Document, so long as no Lease Event of Default shall have occurred and be continuing, as between Lessee and Lessor, Lessee shall have the exclusive right to possession, operation and control of the Equipment and Owner Trustee, Trust Company, and each Owner Participant, as to itself only, hereto agrees that neither it nor any Person acting or claiming through it will interfere with the peaceful and quiet enjoyment of the operation, use or nonuse and possession of the Equipment by Lessee in accordance with the terms of the Lease.

                  SECTION 13.05. Intercreditor Agreement. (a) Each Owner Participant hereby grants to Owner Trustee all requisite authority to execute and deliver the Intercreditor Agreement (or otherwise to become bound thereby) and to bind the Owner Participants thereto by Owner Trustee's execution and delivery thereof or by Owner Trustee otherwise becoming bound thereby, and no further consent or approval on the part of the Owner Participants is or will be required in connection with the execution, delivery and performance of the Intercreditor Agreement.

                  (b) Each Owner Participant acknowledges and agrees that this Agreement and the other Operative Documents (including the allocation of proceeds of any collateral security provided thereunder) are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of this Agreement or any other Operative Document and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control. Without limitation of the foregoing, notwithstanding anything contained herein or in any other Operative Document, the rights and remedies of the Owner Trustee hereunder or under any other Operative Document (including, without limitation, with respect to any collateral security provided thereunder) shall be limited by and subject to the terms of the Intercreditor Agreement.

                  SECTION 13.06. Reports. Any report or notice required to be furnished by Lessee to the Owner Participants pursuant to this Agreement and the other Operative Documents may be sent by Lessee to Owner Trustee, along with a sufficient number of copies for all of the Owner Participants.

                  IN WITNESS WHEREOF, the parties hereto have each caused this Participation Agreement to be executed as of the date first above written.

                                           SWEETHEART CUP COMPANY INC.,
                                           as Lessee

                                           By:    _____________________
                                           Name:  _____________________
                                           Title: _____________________


                                           STATE   STREET   BANK  AND  TRUST
                                           COMPANY OF CONNECTICUT,  NATIONAL
                                           ASSOCIATION,     not    in    its
                                           individual  capacity  (except  as
                                           expressly  set forth  herein) but
                                           solely as Owner Trustee

                                           By:    _____________________
                                           Name:  _____________________
                                           Title: _____________________


                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION, as Owner Participant

                                           By:    _____________________
                                           Name:  _____________________
                                           Title: _____________________


                                           MDFC EQUIPMENT LEASING CORPORATION,
                                           as Owner Participant

                                           By:    _____________________
                                           Name:  _____________________
                                           Title: _____________________


                                           DANA LEASE FINANCE CORPORATION,
                                           as Owner Participant

                                           By:    _____________________
                                           Name:  _____________________
                                           Title: _____________________


                                           FINOVA CAPITAL CORPORATION,
                                           as Owner Participant

                                           By:    _____________________
                                           Name:  _____________________
                                           Title: _____________________


                                           GENERAL FOODS CREDIT INVESTORS NO. 3
                                           CORPORATION, as Owner Participant

                                           By:    _____________________
                                           Name:  _____________________
                                           Title: _____________________


                                           TRANSAMERICA EQUIPMENT FINANCIAL
                                           SERVICES CORPORATION, as
                                           Owner Participant

                                           By:    _____________________
                                           Name:  _____________________
                                           Title: _____________________


                                           SWEETHEART HOLDINGS INC.,
                                           as Guarantor

                                           By:    _____________________
                                           Name:  _____________________
                                           Title: _____________________

                                   SCHEDULE I
                                   ----------
                               NAMES AND ADDRESSES
                               -------------------

Information Relating to Each Participant:


                         [APPEARS IN ORIGINAL DOCUMENT]

                         [APPEARS IN ORIGINAL DOCUMENT]

                        [APPEARS IN ORIGINAL DOCUMENT]

                                   SCHEDULE II
                                   -----------
                              COMMITMENT PERCENTAGE
                              ---------------------

                         [APPEARS IN ORIGINAL DOCUMENT]

                                  SCHEDULE III
                                  ------------
                             FILINGS AND RECORDINGS
                             ----------------------

                         [APPEARS IN ORIGINAL DOCUMENT]

                                   SCHEDULE IV
                                   -----------
                                   LITIGATION
                                   ----------

                         {APPEARS IN ORIGINAL DOCUMENT]

                                   SCHEDULE V
                                   ----------
                              ENVIRONMENTAL NOTICES
                              ---------------------

                         {APPEARS IN ORIGINAL DOCUMENT]

                         {APPEARS IN ORIGINAL DOCUMENT]

                                   SCHEDULE VI
                                   -----------

                          SWEETHEART CUP COMPANY, INC.

                             Manufacturing Equipment

                               SCHEDULED PAYMENTS
                               ------------------


----------------------------------------------
    Date                  Amount
----------------------------------------------
----------------------------------------------
  21-Aug-00            $3,710,471.15
----------------------------------------------
----------------------------------------------
  21-Nov-00            $8,770,204.54
----------------------------------------------
----------------------------------------------
  21-Feb-01           $13,829,937.93
----------------------------------------------
----------------------------------------------
  21-May-01           $18,889,671.31
----------------------------------------------
----------------------------------------------
  21-Aug-01           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Nov-01           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Feb-02           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-May-02           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Aug-02           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Nov-02           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Feb-03           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-May-03           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Aug-03           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Nov-03           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Feb-04           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-May-04           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Aug-04           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Nov-04           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Feb-05           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-May-05           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Aug-05           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Nov-05           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Feb-06           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-May-06           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Aug-06           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Nov-06           $20,238,933.55
----------------------------------------------
----------------------------------------------
  21-Feb-07           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-May-07           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Aug-07           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Nov-07           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Feb-08           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-May-08           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Aug-08           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Nov-08           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Feb-09           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-May-09           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Aug-09           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Nov-09           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Feb-10           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-May-10           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  21-Aug-10           -$3,701,130.64
----------------------------------------------
----------------------------------------------
  9-Nov-10            -$3,701,130.64
----------------------------------------------

                                  SCHEDULE VII
                                  ------------
                             PERMITTED ENCUMBRANCES
                             ----------------------

I.       Permitted Encumbrances with respect to the Collateral
         -----------------------------------------------------

               A. The respective rights and interests of the Owner Participants and Lessor as provided in the Operative Documents;

               B. Liens for taxes of Lessee or Guarantor either not yet due or which are subject to a Permitted Contest;

               C. Liens which arise out of judgments or awards against Lessee or
          Guarantor with respect to which (i) at the time an appeal or proceeding for review is being diligently prosecuted in good faith,
          (ii) there shall have been secured a stay of execution pending such appeal or proceeding for review (iii) during such proceedings, there is not, and such proceedings do not involve any risk of the sale, forfeiture or loss of the Collateral, any part thereof or interest therein, (iv) appropriate reserves are maintained in accordance with GAAP and (v) if such Liens have specifically attached to the Collateral or portion thereof or the Trust Estate, Lessee or Guarantor has provided Lessor or the Owner Participants with security, reasonably satisfactory to the Owner Participant, in the amount of such claims; and

               D. Lenders' Liens (as such term is defined in the Intercreditor Agreement) and any Liens created in replacement of Lenders' Liens and securing any refinancing, renewal, replacement, extension, substitution or refunding of the BA Loan Agreement to the extent constituting Permitted Debt under clause (j) of the definition thereof and provided no such Lien has any greater priority in the Collateral than such Lenders' Liens.

II.      Permitted Encumbrances with respect to the PPE Collateral
         ---------------------------------------------------------

               A. Mechanics', workmen's, repairmen's, employees', carriers', warehousemen's, landlord's or other like Liens arising in the ordinary course of business of Lessee or Guarantor, which are not overdue for more than 30 days or are subject to a Permitted Contest.

III.     Permitted Encumbrances with respect to Working Capital Collateral
         -----------------------------------------------------------------

               A. Liens constituting "Permitted Liens" as defined in the Credit Agreement (as defined in the Intercreditor Agreement).

IV. Permitted Encumbrances with respect to the specific collateral defined below
    ----------------------------------------------------------------------------

               A. Real estate located at Dallas, Texas: All matters of record specified in the title policy issued by Commonwealth Land Title
          Insurance   Company  to  State  Street

          Bank and Trust Company of Connecticut, National Association, as mortgagee dated as of the Closing Date except for the following:

                    1. Deed of Trust  Executed by Sweetheart Cup Company Inc., a
               Delaware corporation to Stanley E. Keeton, Trustee, securing United States Trust Company of New York, in its capacity as
               Trustee dated August 30 1993, filed of record on September 1, 1993, and recorded in Volume 93160, Page 5181, Deed of Trust Records, Dallas County, Texas;

                    2. Financing  statement showing Sweetheart Cup Company Inc., as Debtor, and United States Trust Company of New York, as Trustee, as Secured Party filed September1, 1993, recorded in Volume 93170, Page 5257, Deed of Trust Records, Dallas, County, Texas.

          B. Real estate located at Owings Mills, Maryland: All matters of record specified in the title policy issued by Commonwealth Land Title Insurance Company to State Street Bank and Trust Company of Connecticut, National Association, as mortgagee dated as of the Closing Date except for the following:

               1. Deed of Trust and Assignment of Rents, Leases and Leasehold Interests dated August 30, 1993 by and between Sweetheart Cup Company Inc., to John M. Obzud, Trustee for the benefit of United States Trust Company of New York recorded among the Land Records of Baltimore County in Liber 9993, folio 260;

               2. Financing statement showing Sweetheart Cup Company Inc., as Debtor, and United States Trust Company of New York, as Trustee, as Secured Party recorded among the Land Records of Baltimore County in Liber 10005, folio 123.

          C. Real estate located at Chicago, Illinois: All matters of record specified in the title policy issued by Commonwealth Land Title Insurance Company to State Street Bank and Trust Company of Connecticut, National Association, as mortgagee dated as of the Closing Date except for the following:

               1. Mortgage and Assignment of Rents, Leases and Leasehold Interests from Sweetheart Cup Company Inc., a Delaware corporation to United States Trust Company of New York, as Trustee under that certain Indenture dated as of August 30, 1993, recorded August 31, 1993 as Document Number 93693034l;

               2. Security interest of United States Trust Company of New York, as Trustee, secured party, executed by Sweetheart Cup Company Inc., debtor, and filed on September 1, 1993 as Document Number 93 U 13762.

          D. Real estate located at Springfield, Missouri: All matters of record specified in the title report issued by Commonwealth Land Title Insurance Company dated March 1, 2000 except for the following:

               1. Deed of Trust executed by Sweetheart Cup Company, Inc., in favor of United States Trust Company of New York, as Trustee, secured party, dated August 30, 1993 and filed September 1, 1993 in Book 2273 at Page 2150 of the deed records of Greene County, Missouri;

               2. UCC #3588 executed by Sweetheart Cup Company, Inc., in favor of United States Trust Company on September 1, 1993 in Book 2273 at page 2172;

               3. UCC #3930 executed by Sweetheart Cup Company, Inc. in favor of United States Trust Company on September 24, 1993 in Book 2278 at Page 319;

               4. UCC #3112 recorded on August 2, 1993, executed by Sweetheart Holdings, Inc., in favor of United States Trust Company of New York, and amended on September 3, 1993;

               5. UCC #3113 recorded on August 2, 1993, executed by Sweetheart Holdings, Inc., in favor of United States Trust Company of New York, and amended on September 3, 1993.

          E. Real estate located at Manchester, New Hampshire: All matters of record specified in the title report issued by Commonwealth Land Title Insurance Company dated February 29, 2000 except for the following:

               1. Mortgage and Assignment of Rents, Leases and Leasehold Interests from Sweetheart Cup Company Inc., a Delaware Corporation to United States Trust Company of New York dated as of August 30, 1993, and recorded with the Hillsborough County Registry of Deeds at Book 5468, Page 1612;

               2. UCC Financing Statement from Sweetheart Cup Company Inc., as Debtor, to United States Trust Company of New York, Trustee, as Secured Party, recorded with said Registry at Book 5468, Page 1630.

          F. Real estate located at Somerville, Massachusetts: All matters of record specified in the title report issued by Commonwealth Land Title Insurance Company dated March 2, 2000 except for the following:

               1. Mortgage and Assignment of Leases and Rents from Sweetheart Cup Company Inc. to United States Trust Company of New York in its

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          capacity as  indenture  trustee  dated August 30, 1993 and recorded in
          Book 23628, Page 393;

               2. Assignment of Leases and Rents to United States Trust Company of New York dated August 30, 1993 recorded in Book 23628, Page 414;

               3. Indenture dated as of August 30, 1993 by and between Cup Acquisition Corporation, SHI Holding Company, LLC and United States Trust Company of New York, Trustee recorded in Book 23628, Page 424.

          G. Real estate located at Richmond County, Georgia: All matters of record specified in the title report issued by Commonwealth Land Title Insurance Company dated March 9, 2000 except for the following:

               1. Deed to Secure Debt and Assignment of Rents, Leases and Leasehold Interests Sweetheart Cup Company Inc. to United States Trust Company of New York, dated August 30, 1993, recorded in Realty Reel 431, page 618, Richmond County, Georgia records;

               2. UCC-1 Financing Statement between Sweetheart Cup Company Inc., Debtor, and United States Trust Company of New York, Trustee, Secured Party, filed for record September 3, 1993, recorded in Realty Reel 431, Page 978, Richmond County, Georgia records;

               3. UCC-1 Financing Statement between Sweetheart Cup Company Inc., Debtor, and United States Trust Company, Secured Party, recorded in Realty Reel 1018, Page 1090, Richmond County, Georgia records;

               4. UCC-1 Financing Statement between Sweetheart Cup Company Inc., Debtor, and United States Trust Company, Secured Party, recorded in Realty Reel 1018, Page 1092, Richmond County, Georgia records.

          H. Real estate located at Conyers, Georgia: All matters of record specified in the title report issued by Commonwealth Land Title Insurance Company dated February 25, 2000 except for the following:

               1. Deed to Secure Debt and Assignment of Rents, Leases and Leasehold Interests from Sweetheart Cup Company Inc., a Delaware corporation, successor in interest to Fort Howard Cup Corporation and Lily Tulip, Inc., to United States Trust Company of New York as trustee, dated as of August 30, 1993, recorded in Deed Book 899, page 11, Rockdale County, Georgia, Records;

               2. Consent and Subordination by United States Trust Company of New York, recorded in Deed Book 1443, page 88, Rockdale County, Georgia, Records, as further affected by Subordination Agreement by United States

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          Trust  Company of New York to Georgia  Department  of  Transportation,
          dated December 22, 1997, recorded in Deed Book 1467, page 16 aforesaid records;

               3. UCC Financing Statement No. 93-1062 between Sweetheart Cup Company Inc., Debtor, and United States Trust Company of New York, Trustee, Secured Party, filed for record September 3, 1993 at 9:59 a.m., Rockdale County, Georgia, Records.

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